UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21666

Hatteras Master Fund, L.P.
(Exact name of registrant as specified in charter)

6601 Six Forks Road, Suite 340 Raleigh, North Carolina			27615
(Address of principal executive offices)			(Zip code)

David B. Perkins 6601 Six Forks Road, Suite 340 Raleigh, North Carolina 27615
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(919) 846-2324

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

MARCH 31, 2015

Hatteras Core Alternatives Fund, L.P.

Hatteras Core Alternatives TEI Fund, L.P.

Hatteras Core Alternatives Institutional Fund, L.P.

Hatteras Core Alternatives TEI Institutional Fund, L.P.

MANAGERS DISCUSSION OF FUND PERFORMANCE

Mark W. Yusko

ANNUAL REVIEW

For the year ended March 31, 2015, the Core Alternatives Institutional Fund, L.P. returned 6.4%, the Core Alternatives Fund, L.P. returned 6.2%, the Core Alternatives TEI Fund, L.P. returned 6.2%, and the Core Alternatives TEI Institutional Fund, L.P. returned 6.4%. Each Fund invests substantially all of its assets, directly or indirectly, in Hatteras Master Fund, L.P. (the "Master Fund"). Returns of the Funds will differ to the extent that the Funds do not have the same expenses. The combination of both private and public strategies working in tandem led each Fund to outperform its peers, with the HFRX Global Hedge Fund Index returning only +0.4% over the same period. Among strategies, Private Investments continued to perform well, with returns exceeding 8% for the period. The Hedge Fund portfolio also contributed to overall Fund performance, bouncing back steadily in the latter half of the period to return approximately 5% for the year. Within the Hedge Fund portfolio, alpha generation came from our top tier sector and geographically focused managers, specifically those concentrated in healthcare, Japanese, and Chinese exposures. Inexpensive debt and an attractive market environment helped drive returns among private strategies, with realizations and recapitalizations also contributing positively to performance. Energy and International strategies did struggle in the latter half of the period, however, overall private investment performance continued to be positive.

At the end of the fiscal year, Hedge Fund strategies represented 51% of the Master Fund while Private Investments represented 47%. Looking ahead, we believe the dual exposure to public and private strategies will provide long-term benefits for our investors, with risk mitigation and potential alpha generation helping to drive risk-adjusted returns. With uncertainty and volatility growing within the markets, we remain confident that the Master Fund's portfolio construction could prove beneficial for our investors.

STRATEGY COMMENTARY

Private Investments†

Private Investments contributed positively to overall Fund performance for the fiscal year ended March 31, 2015, with strategy returns of over 8% marking the strategy's fifth consecutive year of gains. With the exception of International Buyout and International Real Estate, all other strategies within the Private Investment portfolio gained for the year. Venture Capital was the best performing strategy for the period, as robust public markets enabled managers to raise new rounds and exit investments at premium values. Growing innovation in Technology, Energy, and Life Sciences continues to make Venture Strategies attractive, with compelling investment opportunities not available in public markets. Domestic Real Estate and Domestic Buyouts also performed well for the period, with smaller, geographically or sector focused managers driving returns. Specifically, two healthcare focused funds in our venture and buyout strategies considerably outperformed for the year with annual returns of over 200%, illustrating the alpha generation potential within such strategies.

Although the headwinds of currency depreciation (specifically in the Euro and Brazilian Real) caused detraction within international strategies, a primary drag on performance in the latter half of the year was our large weighting in private energy. Lower valuations, attributable to the slowdown in production and decline in oil, resulted in losses for energy strategies. Although latter year detraction was disappointing, our private energy strategies still ended the year relatively flat. Looking ahead, many of our energy managers have communicated a refocus of business strategy to operate more efficiently in a "lower for longer" oil price environment, positioning themselves well for potential consolidation in the industry.

Realization of maturing investments also helped performance as managers turned to capital markets that offered lofty valuations to exit mature investments. For the fiscal year, the Master Fund received $114.2M in distributions and invested $56.4M, resulting in net positive cash flows of $57.8M.* The maturity of the portfolio

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allows the Master Fund to re-invest proceeds into new investment ideas providing clients with continued multi-vintage year exposure in private investments. Currently, we are seeing an exciting flow of new opportunities. The newest deal closed was an investment in Lyft, second to Uber in the growing ride sharing market. Access to disruptive innovation investment opportunities such as Lyft and others, we believe, is yet another way the private portfolio adds value for our investors.

We remain confident in the return potential of our private investment portfolio. Cultivated over time, and comprising 47% of the Master Fund, the private allocation looks to provide our investors access to strategies and investment opportunities unavailable in public markets. Looking ahead, we believe dislocations within markets will continue, whereby our allocation to top tier private managers may provide value for our investors.

Hedge Fund Strategies†

Hedge Fund strategies performed well for the fiscal year, posting returns of approximately 5%, far exceeding the HFRX Global Hedge Fund Index returns of +0.4%. Among sub-strategies, Opportunistic Equity was a large contributor of gains, with fundamentally driven long/short managers generating alpha for the Master Fund. The Master Fund's top two largest allocations, Broadfin Healthcare and Teng Yue Partners, posted returns of +30% and +31% for the fiscal year, respectively, illustrating clear examples of managers with the expertise to generate alpha.^ Other positions within the portfolio also did well, with short oil exposures and long Japanese equities helping drive returns. Technology-focused managers along with Russian and energy exposures were the main detractors of performance for the period. Opportunistic Equity represents a 35% exposure in the Fund, where we believe it will remain as opportunities within this sub-strategy continue to be robust. Enhanced Fixed Income also detracted for the period, with losses concentrated around exposures to energy credit.

Although smaller in allocation, Tactical Trading and Absolute Return sub-strategies also performed well for the period. Tactical Trading, which now makes up 5.6% of the portfolio, gained for the period due to outsized returns from Japanese exposures. Absolute Return contributed to returns as well, posting performance of +12% for the period ended March 31, 2015. Driving returns within Absolute Returns was Multi-Strategy manager Citadel Wellington, who consistently gained throughout the fiscal year. As of March 31, 2015, exposure to Absolute Return sits at 3.9% of total investments, with Citadel being the only Core position remaining in this bucket.

Overall, we are pleased with the performance of our Hedge Fund strategy, now concentrated in 15 core positions. We believe this line-up represents some of the best hedge fund managers in the sector, providing our investors with access to top alpha generating funds.

FUND OUTLOOK

Looking forward, we believe volatility and heightened levels of dispersion will persist. In dislocated markets, passive strategies generally stumble as participants get whipsawed by choppy movements in markets. Active investment strategies, however, have the potential to outperform in such markets, where knowledge and skill to execute can generate superior risk-adjusted returns for investors. As such, we believe the Hatteras Core Alternatives Funds are well positioned for the road ahead, with a bench of top tier private and public managers that possess the expertise needed to perform well in all market environments.

As always, we appreciate the confidence you have placed in Hatteras and your investment in the Hatteras Core Alternatives Funds. Thank you again, and if you have any questions, please do not hesitate to contact us.

Sincerely,

The Hatteras Core Alternatives Funds Investment Team

As of 3/31/2015, Broadfin Healthcare Fund, LP, Teng Yue Partners Fund, L.P., represented 3.86%, and 4.21% respectively, of the Master Fund's total investments. References to specific funds should not be considered a recommendation by the Fund, its Investment Manager, or Distributor.

As of 3/31/2015, Lyft represented 0.32% of the Master Fund's total investments. References to specific securities should not be considered a recommendation by the Fund, its Investment Manager, or Distributor.

A "Core" holding in the hedge fund portfolio is one where the Master Fund has not requested a full redemption or is not actively redeeming each quarter. The Master Fund may reduce weightings from Core holdings periodically to diversify the portfolio.

^  Gross Returns: The Hatteras Core Alternatives Funds are part of a Master/Feeder fund complex. Partners are unable to invest directly in the Master Fund. The portfolio analysis figures shown offer historical performance for sub-strategies in the Master Fund as a composite of the actual underlying advisory funds. The portfolio analysis figures shown indicate how sub-strategies performed on a stand-alone basis. However, none of the sub-strategies shown above are offered as standalone investments. This is not meant to predict or project results into the future, nor is it intended to portray performance of the Hatteras Funds. The portfolio analysis figures are calculated at the Master Fund level and include investments in the portfolio that were brought into the Master Fund at the time of the conversion to the Master/Feeder structure. The portfolio analysis figures are net of the expenses of the underlying investment manager's fees and expenses, and fund of fund level fees, and reflect reinvestment of all distributions, if applicable. However, the portfolio analysis figures do not reflect Hatteras Master Fund or Feeder Fund expenses, including placement fees, if applicable, fund administration fees, custody fees, fund accounting fees, etc., which would reduce the figures shown. Consequently, the information above was included for educational purposes only and should not be used to evaluate overall performance of the Hatteras Funds. Investors should refer to the performance data on www.hatterasfunds.com for the actual performance of the Funds. Past performance does not guarantee future results.

†  The portfolio analysis figures offer historical performance for each individual strategy as a composite of the Hatteras Core Alternatives Institutional Fund, L.P. The historical performance shown indicates how each strategy (composite) performed on a stand-alone basis, net of all fees. However, none of the (composite) strategies shown are offered as stand-alone investments. This is not meant to predict or project results into the future, nor is it intended to portray performance of the Funds.

*  Distributions include cash distributions from private investment funds, secondary transactions and net transfers between investment strategies.

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PERFORMANCE SUMMARY1 (UNAUDITED)

HATTERAS CORE ALTERNATIVES FUND, L.P. (INCEPTION DATE: APRIL 1, 2005)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2015	0.08%	1.84%	-0.11%										1.81%
2014	0.60%	1.54%	-0.64%	-1.38%	1.39%	2.07%	0.16%	1.47%	0.34%	0.57%	0.67%	-0.94%	5.92%
2013	1.16%	-0.03%	0.54%	-0.39%	0.59%	-0.53%	0.94%	-0.50%	1.81%	1.88%	1.50%	2.94%	10.31%
2012	1.96%	0.89%	-0.18%	0.07%	-0.58%	0.01%	0.50%	0.74%	0.64%	-0.04%	0.08%	0.94%	5.10%
2011	0.41%	1.09%	0.69%	0.83%	-0.22%	-0.79%	0.19%	-2.37%	-3.27%	1.02%	-0.96%	-0.56%	-3.97%
2010	-0.30%	0.06%	1.72%	0.94%	-2.63%	-1.13%	0.34%	-0.11%	2.29%	1.30%	0.28%	2.31%	5.06%
2009	0.17%	-0.43%	-0.50%	0.49%	3.69%	0.79%	2.20%	1.20%	2.39%	0.11%	0.85%	0.95%	12.50%
2008	-2.89%	1.86%	-2.88%	1.57%	2.10%	-0.48%	-2.84%	-1.53%	-8.28%	-7.54%	-4.29%	-1.01%	-23.79%
2007	0.97%	0.67%	1.60%	1.86%	2.01%	0.78%	-0.05%	-1.85%	1.93%	2.71%	-1.72%	0.92%	10.16%
2006	2.80%	-0.20%	1.74%	1.10%	-1.97%	-0.75%	0.37%	0.76%	0.26%	1.60%	2.09%	0.93%	8.98%
2005				-1.54%	0.26%	1.46%	2.16%	0.48%	1.39%	-1.46%	1.35%	1.85%	6.04%
Returns	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	1.81%	0.95%	2.06%
1-Year	6.24%	12.73%	0.36%
3-Year (annualized)	6.79%	16.11%	2.81%
5-Year (annualized)	4.45%	14.47%	1.12%
10-Year (annualized)	3.25%	8.79%	1.18%
Annualized Since Inception	3.25%	8.79%	1.18%
Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Cumulative Return	37.66%	116.10%	10.54%
Standard Deviation[4]	6.1	14.76	6.01
Largest Drawdown[5]	-24.98%	-50.95%	-25.21%
Drawdown — # of months[6]	17	16	14

HATTERAS CORE ALTERNATIVES TEI FUND, L.P. (INCEPTION DATE: APRIL 1, 2005)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2015	0.08%	1.83%	-0.12%										1.80%
2014	0.59%	1.52%	-0.65%	-1.40%	1.39%	2.06%	0.14%	1.48%	0.35%	0.57%	0.67%	-0.94%	5.89%
2013	1.15%	-0.04%	0.48%	-0.39%	0.59%	0.00%	0.92%	-0.52%	1.77%	1.85%	1.47%	2.92%	10.02%
2012	1.94%	0.88%	-0.20%	0.06%	-0.59%	0.00%	0.49%	0.73%	0.63%	-0.05%	0.08%	0.93%	4.99%
2011	0.41%	1.09%	0.68%	0.83%	-0.22%	-0.79%	0.19%	-2.37%	-3.28%	1.01%	-0.96%	-0.59%	-4.02%
2010	-0.34%	0.06%	1.72%	0.94%	-2.63%	-1.12%	0.35%	-0.12%	2.27%	1.28%	0.26%	2.29%	4.95%
2009	0.16%	-0.44%	-0.50%	0.47%	3.71%	0.79%	2.19%	1.20%	2.39%	0.11%	0.85%	0.95%	12.48%
2008	-2.95%	1.82%	-2.92%	1.53%	2.08%	-0.52%	-2.88%	-1.57%	-8.33%	-7.56%	-4.31%	-0.86%	-23.98%
2007	0.94%	0.64%	1.58%	1.83%	1.99%	0.75%	-0.07%	-1.88%	1.89%	2.68%	-1.74%	0.87%	9.79%
2006	2.77%	-0.20%	1.72%	1.09%	-1.98%	-0.75%	0.37%	0.72%	0.23%	1.57%	2.05%	0.90%	8.73%
2005				-1.54%	0.26%	1.46%	2.16%	0.48%	1.39%	-1.46%	1.32%	1.82%	5.97%
Returns	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	1.80%	0.95%	2.06%
1-Year	6.23%	12.73%	0.36%
3-Year (annualized)	6.66%	16.11%	2.81%
5-Year (annualized)	4.34%	14.47%	1.12%
10-Year (annualized)	3.10%	8.79%	1.18%
Annualized Since Inception	3.10%	8.79%	1.18%
Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Cumulative Return	35.65%	116.10%	10.54%
Standard Deviation[4]	6.1	14.76	6.01
Largest Drawdown[5]	-25.23%	-50.95%	-25.21%
Drawdown — # of months[6]	17	16	14

1.  Performance results and calculations after the Funds' most recent fiscal year are unaudited. The principal value of the Funds will fluctuate so that an investor's units, when redeemed, may be worth more or less than the original cost. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of the 2% redemption fee or up-front placement fees, which could be up to 2%, which would reduce returns shown above. Past performance does not guarantee future results and current performance may be lower or higher than the figures shown. The net expense ratio and total expense ratio for the Hatteras Core Alternatives Fund, L.P. are 2.42% and 7.20%, respectively. The net expense ratio and total expense ratio for the Hatteras Core Alternatives TEI Fund, L.P. are 2.45% and 7.23%, respectively. The total expense ratio for both funds includes Acquired Fund Fees and Expenses of 4.78%. Please see the current Prospectus for detailed information regarding the expenses of the Funds.

2.  Cumulative return. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of placement fees, if applicable, which would reduce returns noted above.

3.  S&P 500 Index and HFRX Global Hedge Fund Index (HFRXGL) data are sourced from Bloomberg. The indices are unmanaged portfolios of securities. Their performance results do not reflect the deduction of management fees, incentive compensation, commissions or other expenses. An investor cannot invest directly in an index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. HFRXGL is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

4.  Measurement of the investment's volatility.

5.  The peak to trough decline of an investment.

6.  Number of months of a peak to trough decline of an investment.

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PERFORMANCE SUMMARY1 (UNAUDITED)

HATTERAS CORE ALTERNATIVES INSTITUTIONAL FUND, L.P. (INCEPTION DATE: JANUARY 1, 2007)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2015	0.14%	1.72%	-0.05%										1.81%
2014	0.60%	1.44%	-0.52%	-1.19%	1.31%	1.93%	0.20%	1.39%	0.37%	0.58%	0.66%	-0.79%	6.09%
2013	1.23%	0.03%	0.59%	-0.32%	0.65%	-0.46%	1.00%	-0.43%	1.87%	1.94%	1.57%	2.75%	10.87%
2012	2.03%	0.96%	-0.12%	0.13%	-0.52%	0.07%	0.56%	0.80%	0.70%	0.02%	0.15%	1.00%	5.92%
2011	0.47%	1.15%	0.75%	0.89%	-0.16%	-0.72%	0.25%	-2.31%	-3.20%	1.09%	-0.89%	-0.50%	-3.23%
2010	-0.24%	0.12%	1.78%	1.01%	-2.57%	-1.06%	0.41%	-0.04%	2.36%	1.36%	0.34%	2.37%	5.89%
2009	0.24%	-0.36%	-0.45%	0.55%	3.75%	0.86%	2.27%	1.27%	2.46%	0.17%	0.91%	1.01%	13.35%
2008	-2.85%	1.91%	-2.81%	1.63%	2.14%	-0.42%	-2.78%	-1.47%	-8.22%	-7.50%	-4.23%	-0.94%	-23.27%
2007	1.12%	0.73%	1.65%	1.89%	2.06%	0.82%	0.00%	-1.89%	2.00%	2.75%	-1.71%	0.97%	10.76%
Returns	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	1.81%	0.95%	2.06%
1-Year	6.39%	12.73%	0.36%
3-Year (annualized)	7.24%	16.11%	2.81%
5-Year (annualized)	5.04%	14.47%	1.12%
Annualized Since Inception	2.77%	7.88%	-0.11%
Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Cumulative Return	25.21%	74.06%	-2.53%
Standard Deviation[4]	6.33	15.99	6.27
Largest Drawdown[5]	-24.29%	-50.95%	-25.21%
Drawdown — # of months[6]	17	16	14

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P. (INCEPTION DATE: FEBRUARY 1, 2007)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2015	0.14%	1.72%	-0.04%										1.82%
2014	0.59%	1.44%	-0.52%	-1.20%	1.30%	1.93%	0.19%	1.40%	0.38%	0.58%	0.67%	-0.79%	6.10%
2013	1.10%	0.03%	0.47%	-0.29%	0.59%	-0.43%	0.90%	-0.41%	1.67%	1.73%	1.40%	2.71%	9.84%
2012	2.01%	0.94%	-0.13%	0.13%	-0.52%	0.07%	0.56%	0.80%	0.70%	0.02%	0.14%	1.00%	5.85%
2011	0.48%	1.16%	0.69%	0.81%	-0.14%	-0.65%	0.23%	-2.24%	-3.21%	1.07%	-0.91%	-0.51%	-3.26%
2010	-0.23%	0.13%	1.79%	1.01%	-2.56%	-1.06%	0.42%	-0.05%	2.34%	1.35%	0.33%	2.36%	5.88%
2009	0.24%	-0.36%	-0.43%	0.54%	3.74%	0.85%	2.26%	1.27%	2.46%	0.18%	0.92%	1.02%	13.37%
2008	-2.87%	1.87%	-2.83%	1.59%	2.09%	-0.44%	-2.82%	-1.50%	-8.26%	-7.51%	-4.24%	-0.91%	-23.48%
2007		0.71%	1.62%	1.87%	2.03%	0.80%	-0.04%	-1.95%	2.01%	2.72%	-1.76%	0.96%	9.23%
Returns	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	1.82%	0.95%	2.06%
1-Year	6.43%	12.73%	0.36%
3-Year (annualized)	6.90%	16.11%	2.81%
5-Year (annualized)	4.82%	14.47%	1.12%
Annualized Since Inception	2.46%	7.77%	-0.29%
Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Cumulative Return	21.90%	71.47%	-3.97%
Standard Deviation[4]	6.33	16.07	6.28
Largest Drawdown[5]	-24.53%	-50.95%	-25.21%
Drawdown — # of months[6]	17	16	14

1.  Performance results and calculations after the Funds' most recent fiscal year are unaudited. The principal value of the Funds will fluctuate so that an investor's units, when redeemed, may be worth more or less than the original cost. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of the 2% redemption fee or up-front placement fees, which could be up to 6%, which would reduce returns shown above. Past performance does not guarantee future results and current performance may be lower or higher than the figures shown. The net expense ratio and total expense ratio for the Hatteras Core Alternatives Institutional Fund, L.P. are 2.35% and 7.13%, respectively. The net expense ratio and total expense ratio for the Hatteras Core Alternatives TEI Institutional Fund, L.P. are 2.32% and 7.10%, respectively. The total expense ratio for both funds includes Acquired Fund Fees and Expenses of 4.78%. Please see the current Prospectus for detailed information regarding the expenses of the Funds.

2.  Cumulative return. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of placement fees, if applicable, which would reduce returns noted above.

3.  S&P 500 Index and HFRX Global Hedge Fund Index (HFRXGL) data are sourced from Bloomberg. The indices are unmanaged portfolios of securities. Their performance results do not reflect the deduction of management fees, incentive compensation, commissions or other expenses. An investor cannot invest directly in an index. The S&P500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. HFRXGL is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

4.  Measurement of the investment's volatility.

5.  The peak to trough decline of an investment.

6.  Number of months of a peak to trough decline of an investment.

4

PERFORMANCE SUMMARY (UNAUDITED)

ALLOCATION

Strategies	Target Allocation	Allocation Actual	# of Funds
Hedge Fund Strategies	60%	51%	52
Private Investments	40%	47%	117
Cash	0%	2%	—
Total	100%	100%	169

STRATEGY ALLOCATION

5

TOP 10 HOLDINGS (UNAUDITED)

	Capital Balance March 31, 2015	Percent of Partners' Capital
Teng Yue Partners Fund, L.P.	$39,486,873	4.37%
Broadfin Healthcare Fund, L.P.	36,159,512	4.00%
Viking Global Equities, L.P.	33,778,787	3.73%
WisdomTree Japan Hedged Equity Fund	33,457,840	3.70%
Citadel Wellington, LLC (Class A)	27,798,691	3.07%
SR Global Fund, L.P. (Japan), Class H	27,307,097	3.02%
Hound Partners, L.P.	27,113,963	3.00%
Falcon Edge Global, L.P.	26,163,071	2.89%
Tybourne Equity (US) Fund, Class A	26,105,997	2.89%
Indaba Capital Partner, L.P.	24,737,022	2.73%

Portflio composition will change due to ongoing management of the Master Fund.

6

DEFINITIONS

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund's alpha. In other words, alpha is often considered to represent the value that a portfolio manager adds to or subtracts from a fund's return. A positive alpha of 1.0 means the fund has outperformed its benchmark index by 1%. Correspondingly, a similar negative alpha would indicate an underperformance of 1%.

HFRX Global Hedge Fund Index: Index data, sourced from Hedge Funds Research, Inc., is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

S&P 500 Total Return Index: The Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index. Benchmark performance should not be considered reflective of performance of the Funds.

7

STRATEGY DEFINITIONS

Opportunistic Equity: Opportunistic investing in broad groupings of different strategies and techniques that all have the similar trait of allowing the investment manager to seize an advantage in knowledge, research, temporary pricing anomalies, or market-specific inefficiencies to generate profit.

Enhanced Fixed Income: These strategies utilize global fixed income investments that may potentially offer high yields with little correlation to traditional, domestic fixed income investments. The universe typically includes global sovereign, corporate high yield and distressed bonds, as well as bank loans.

Absolute Return: Investors in these strategies seek to produce positive returns regardless of the direction of general markets. Hedge funds target absolute returns versus mutual funds, which typically target returns relative to a benchmark.

Tactical Trading: The Tactical Trading investment strategy is composed generally of Advisers who engage in directional trading strategies. Some of the Tactical Trading strategies incorporate equity assets as well as currencies, commodities and debt instruments. Commodity trading advisors ("CTAs") and managed futures managers are included in the Tactical Trading investment strategy. The Tactical Trading investment strategy will have a relatively low correlation to the equity markets.

Private Investments: Investing in equity-oriented securities through a privately negotiated process. The majority of private investment transactions involve companies that are not publicly traded. Private investments are used by companies that have achieved various stages of development. Most investors access this strategy by investing in private equity funds or private equity funds of funds.

8

SAFE HARBOR AND FORWARD-LOOKING STATEMENTS DISCLOSURE

Safe Harbor Statement: This presentation shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of, the securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. Forward-Looking Statements: This presentation contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Included among "forward-looking statements" are, among other things, statements about our future outlook on opportunities based upon current market conditions. Although the company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this discussion. Other than as required by law, the company does not assume a duty to update these forward-looking statements. Past performance is no guarantee of future results. The illustrations are not intended to predict the performance of any specific investment or security. The past performance figures do not represent performance of any Hatteras security and there can be no assurance that any Hatteras security will achieve the past returns of the illustrative examples. This is not an offering to subscribe for units in any fund and is intended for informational purposes only. An offering can only be made by delivery of the Prospectus to "qualified clients" within the meaning of U.S. securities laws.

Please carefully consider the investment objectives, risks, and charges and expenses of the Fund before investing. Please read the Prospectus carefully before investing as it contains important information on the investment objectives, composition, fees, charges and expenses, risks, suitability, and tax obligations of investing in the Fund. Copies of the Prospectus and performance data current to the most recent month-end may be obtained online at www.hatterasfunds.com or by contacting Hatteras at 866.388.6292. Past performance does not guarantee future results.

The Hatteras Core Alternatives Fund, L.P.; the Hatteras Core Alternatives TEI Fund, L.P; the Hatteras Core Alternatives Institutional Fund, L.P.; and the Hatteras Core Alternatives TEI Institutional Fund, L.P. (collectively referred to herein as the "Hatteras Core Alternatives Fund" or the "Fund") are Delaware limited partnerships that are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as non-diversified, closed-end management investment companies whose units are registered under the Securities Act of 1933, as amended. The Hatteras Core Alternatives Fund is a fund of alternative investments. As such, the Fund invests in private hedge funds and private equity investments. Hedge funds are speculative investments and are not suitable for all investors, nor do they represent a complete investment program. A hedge fund can be described generally as a private and unregistered investment pool that accepts investors' money and employs hedging and arbitrage techniques using long and short positions, leverage and derivatives, and investments in many markets.

Key Risk Factors: The Fund, through investment in the Master Fund, invests substantially all of its assets in private funds that are generally not registered as investment companies under the 1940 Act and, therefore, the Fund does not have the benefit of various protections provided under the 1940 Act with respect to an investment in such private equity investments. Investments in the Fund involve a high degree of risk, including the complete loss of capital. The Fund provides limited liquidity, and units of the Fund are not transferable. General Risks, Special Risks and Investment-Related Risks of the Fund include, but are not limited to, Limited Operating History of the Fund, Limited Liquidity, Reporting Requirements, Non-Listed Status of Units, Non-Diversified Status, Legal, Tax and Regulatory Risks, Underlying Portfolio Funds Not Registered, Portfolio Funds Generally Non-Diversified, Valuation of Portfolio Funds, Multiple Levels of Fees and Expenses, Portfolio Fund Managers Invest Independently, Portfolio Fund Operations Not Transparent, Concentration of Investments, Derivative Instruments, Distressed Investments, Valuation of Illiquid Securities and Derivative Positions, Unspecified Investments, Leverage, Risks of Capital Call Failures, and Limited Selectivity of Investments. The success of the Fund is highly dependent on the financial and managerial expertise of its principals and key personnel of the Fund's Investment Manager. Although the investment manager for the Fund expects to receive detailed information from each private equity investment on a regular basis regarding its valuation, investment performance, and strategy, in most cases the investment manager has little or no means of independently verifying this information. The underlying private equity investments are not required to provide transparency with respect to their respective investments. By investing in the private equity investments indirectly through the Fund, investors will be subject to a dual layer of fees, both at the Fund and the underlying private equity fund levels. Certain private equity investments will not provide final Schedule K-1s for any fiscal year before April 15th of the following year. Members should therefore expect to obtain extensions of the filing dates for their income tax returns at the federal, state, and local levels. Please see the prospectus for a detailed discussion of the specific risks disclosed here and other important risks and considerations. The foregoing risk factors do not purport to be a complete list or explanation of the risks involved in an investment in the Fund. In addition, as the Fund's portfolio develops and changes over time, an investment in the Fund may be subject to additional and different risk factors.

Securities offered through Hatteras Capital Distributors, LLC, member FINRA/SIPC. Hatteras Capital Distributors, LLC, is affiliated with Hatteras Funds, LLC by virtue of common control/ownership.

9

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HATTERAS FUNDS

Hatteras Core Alternatives Fund, L.P.
(a Delaware Limited Partnership)

Hatteras Core Alternatives TEI Fund, L.P.
(a Delaware Limited Partnership)

Hatteras Core Alternatives Institutional Fund, L.P.
(a Delaware Limited Partnership)

Hatteras Core Alternatives TEI Institutional Fund, L.P.
(a Delaware Limited Partnership)

Financial Statements

As of and for the year ended March 31, 2015

HATTERAS FUNDS

As of and for the year ended March 31, 2015

Hatteras Core Alternatives Fund, L.P. (a Delaware Limited Partnership)

Hatteras Core Alternatives TEI Fund, L.P. (a Delaware Limited Partnership)

Hatteras Core Alternatives Institutional Fund, L.P. (a Delaware Limited Partnership)

Hatteras Core Alternatives TEI Institutional Fund, L.P. (a Delaware Limited Partnership)

HATTERAS FUNDS

(each a Delaware Limited Partnership)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To each of the Board of Directors of Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., and Hatteras Core Alternatives TEI Institutional Fund, L.P.:

We have audited the accompanying statements of assets, liabilities and partners' capital of Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., and Hatteras Core Alternatives TEI Institutional Fund, L.P. (each a Delaware Limited Partnership) (collectively the "Feeder Funds") as of March 31, 2015, and the related statements of operations and cash flows for the year then ended, and the statements of changes in partners' capital for each of the two years in the period then ended. These financial statements are the responsibility of the Feeder Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Feeder Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Feeder Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of each of the Feeder Funds as of March 31, 2015, the results of their operations and their cash flows for the year then ended, and the changes in their partners' capital for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
June 1, 2015

1

HATTERAS FUNDS

(each a Delaware Limited Partnership)

STATEMENTS OF ASSETS, LIABILITIES AND PARTNERS' CAPITAL

March 31, 2015

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
Assets
Investment in Hatteras Master Fund, L.P., at fair value	$144,087,106	$191,350,393	$154,872,675	$414,153,522
Cash	200,000	204,730	200,000	205,000
Receivable for withdrawals from Hatteras Master Fund, L.P.	7,583,046	10,067,811	8,156,042	21,792,493
Investment in Hatteras Master Fund, L.P. paid in advance	—	—	—	524,848
Prepaid assets	5,534	7,456	5,924	16,067
Total assets	$151,875,686	$201,630,390	$163,234,641	$436,691,930
Liabilities and partners' capital
Withdrawals payable	$7,583,046	$10,067,811	$8,156,042	$21,792,493
Contributions received in advance	—	—	15,600	600,000
Servicing fee payable	107,513	142,723	13,594	36,324
Professional fees payable	56,000	31,000	51,000	31,000
Accounting and administration fees payable	11,114	15,579	9,623	15,867
Printing fees payable	25,000	25,000	25,000	25,000
Custodian fees payable	800	1,206	800	2,143
Withholding tax payable	—	65,896	—	129,164
Total liabilities	7,783,473	10,349,215	8,271,659	22,631,991
Partners' capital	144,092,213	191,281,175	154,962,982	414,059,939
Total liabilities and partners' capital	$151,875,686	$201,630,390	$163,234,641	$436,691,930
Components of partners' capital
Capital contributions (net)	$121,635,341	$167,130,892	$128,570,294	$317,173,989
Accumulated net investment income (loss)	(12,172,119)	(16,947,143)	3,309,772	8,025,530
Accumulated net realized gain	7,106,665	11,484,676	7,939,710	36,224,724
Accumulated net unrealized appreciation on investments	27,522,326	29,612,750	15,143,206	52,635,696
Partners' capital	$144,092,213	$191,281,175	$154,962,982	$414,059,939
Net asset value per unit	$109.09	$108.44	$113.69	$112.44
Maximum offering price per unit**	$111.32	$110.65	$120.95	$119.62
Number of authorized units	7,500,000.00	7,500,000.00	7,500,000.00	10,000,000.00
Number of outstanding units	1,320,832.18	1,764,002.30	1,363,046.86	3,682,473.82

*  Consolidated Statement. See note 2 in the notes to the financial statements.

**  The maximum sales load for the Hatteras Core Alternatives Fund, L.P. and the Hatteras Core Alternatives TEI Fund, L.P. is 2.00%. The maximum sales load for the Hatteras Core Alternatives Institutional Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. is 6.00%.

See notes to financial statements.
2

HATTERAS FUNDS

(each a Delaware Limited Partnership)

STATEMENTS OF OPERATIONS

For the year ended March 31, 2015

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
Net investment income allocated from Hatteras Master Fund, L.P.
Investment income	$6,900,770	$9,180,330	$7,430,421	$19,859,882
Operating expenses	(2,065,765)	(2,747,610)	(2,225,051)	(5,946,049)
Performance allocation	—	—	(1,252,132)	(3,359,412)
Net investment income allocated from Hatteras Master Fund, L.P.	4,835,005	6,432,720	3,953,238	10,554,421
Feeder Fund investment income
Interest	14	19	17	20
Total fund investment income	14	19	17	20
Feeder Fund expenses
Servicing fee	1,360,731	1,808,819	171,776	458,639
Accounting and administration fees	133,403	190,359	115,785	192,131
Insurance fees	20,951	27,881	22,477	60,049
Directors' fees	43,125	43,125	43,125	43,125
Professional fees	64,724	48,684	54,293	44,056
Printing fees	80,180	72,798	75,971	71,195
Custodian fees	8,637	12,208	12,308	17,866
Withholding tax	—	213,243	—	408,412
Other expenses	87,241	48,078	56,166	42,741
Total Feeder Fund expenses	1,798,992	2,465,195	551,901	1,338,214
Net investment income	3,036,027	3,967,544	3,401,354	9,216,227
Net realized gain and change in unrealized depreciation on investments allocated from Hatteras Master Fund, L.P.
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	8,059,256	10,711,585	8,673,999	23,186,111
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations	(1,324,222)	(1,746,342)	(1,428,959)	(3,825,874)
Net realized gain and change in unrealized depreciation on investments allocated from Hatteras Master Fund, L.P.	6,735,034	8,965,243	7,245,040	19,360,237
Net increase in partners' capital resulting from operations	$9,771,061	$12,932,787	$10,646,394	$28,576,464

*  Consolidated Statement. See note 2 in the notes to the financial statements.

See notes to financial statements.
3

HATTERAS FUNDS

(each a Delaware Limited Partnership)

STATEMENTS OF CHANGES IN PARTNERS' CAPITAL

For the years ended March 31, 2014 and 2015

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
	Limited Partners	Limited Partners	Limited Partners	Limited Partners
Partners' Capital, at March 31, 2013	$184,953,906	$246,049,268	$197,612,187	$531,554,901
Capital contributions	945,102	2,671,050	1,495,233	3,553,949
Capital withdrawals	(36,082,341)	(48,425,178)	(38,743,408)	(103,958,885)
Withdrawal fees	3,094	2,961	228	536
Net investment income	2,101,999	2,294,883	3,003,267	4,203,618
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	4,193,753	5,606,107	4,517,464	12,061,320
Net change in unrealized appreciation on investments in Adviser Funds, securities and foreign exchange translations	10,660,433	14,219,601	11,394,150	30,822,744
Partners' Capital, at March 31, 2014**	$166,775,946	$222,418,692	$179,279,121	$478,238,183
Capital contributions	725,618	1,016,593	—	1,081,188
Capital withdrawals	(33,180,412)	(45,086,897)	(34,962,533)	(93,835,896)
Net investment income	3,036,027	3,967,544	3,401,354	9,216,227
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	8,059,256	10,711,585	8,673,999	23,186,111
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations	(1,324,222)	(1,746,342)	(1,428,959)	(3,825,874)
Partners' Capital, at March 31, 2015***	$144,092,213	$191,281,175	$154,962,982	$414,059,939

*  Consolidated Statement. See note 2 in the notes to the financial statements.

**  Including accumulated net investment loss of $(15,208,146); $(20,914,687); $(91,582); and $(1,190,697), respectively

***  Including accumulated net investment gain/(loss) of $(12,172,119); $(16,947,143); $3,309,772; and $8,025,530, respectively.

See notes to financial statements.
4

HATTERAS FUNDS

(each a Delaware Limited Partnership)

STATEMENTS OF CASH FLOWS

For the year ended March 31, 2015

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
Cash flows from operating activities:
Net increase in partners' capital resulting from operations	$9,771,061	$12,932,787	$10,646,394	$28,576,464
Adjustments to reconcile net increase in partners' capital resulting from operations to net cash provided by operating activities:
Purchase of interests in Hatteras Master Fund, L.P.	(163,101)	(276,214)	(59,119)	(1,010,218)
Proceeds from withdrawals from Hatteras Master Fund, L.P.	34,593,067	46,873,574	35,570,524	95,163,235
Net investment income allocated from Hatteras Master Fund, L.P.	(4,835,005)	(6,432,720)	(3,953,238)	(10,554,421)
Net realized gain from investments in Adviser Funds, securities and foreign exchange translations allocated from Hatteras Master Fund, L.P.	(8,059,256)	(10,711,585)	(8,673,999)	(23,186,111)
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations allocated from Hatteras Master Fund, L.P.	1,324,222	1,746,342	1,428,959	3,825,874
(Increase)/Decrease in receivable for withdrawals from Hatteras Master Fund, L.P.	1,159,306	1,589,744	1,245,265	3,287,602
(Increase)/Decrease in investment in Hatteras Master Fund, L.P. paid in advance	100,785	—	—	(524,848)
(Increase)/Decrease in prepaid assets	(1,174)	(1,662)	(1,258)	(3,538)
Increase/(Decrease) in servicing fee payable	(16,433)	(22,547)	(2,078)	(5,484)
Increase/(Decrease) in accounting and administration fees payable	(11,778)	(16,696)	(9,752)	(16,470)
Increase/(Decrease) in professional fees payable	5,500	(773)	500	500
Increase/(Decrease) in custodian fees payable	—	(110)	—	827
Increase/(Decrease) in withholding tax payable	—	(50,338)	—	(108,245)
Increase/(Decrease) in other accrued expenses	—	(5,045)	—	(2,885)
Net cash provided by operating activities	33,867,194	45,624,757	36,192,198	95,442,282
Cash flows from financing activities:
Capital contributions	475,618	1,001,593	15,600	1,631,188
Capital withdrawals	(34,342,812)	(46,676,620)	(36,207,798)	(97,123,470)
Net cash used in financing activities	(33,867,194)	(45,675,027)	(36,192,198)	(95,492,282)
Net change in cash	—	(50,270)	—	(50,000)
Cash at beginning of year	200,000	255,000	200,000	255,000
Cash at end of year	$200,000	$204,730	$200,000	$205,000

*  Consolidated Statement. See note 2 in the notes to the financial statements.

See notes to financial statements.
5

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2015

1.  ORGANIZATION

The Hatteras Funds, each a "Feeder Fund" and collectively the "Feeder Funds" are:

Hatteras Core Alternatives Fund, L.P.

Hatteras Core Alternatives TEI Fund, L.P.

Hatteras Core Alternatives Institutional Fund, L.P.

Hatteras Core Alternatives TEI Institutional Fund, L.P.

The Feeder Funds are organized as Delaware limited partnerships, and are registered under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end, non-diversified, management investment companies. The primary investment objective of the Feeder Funds is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments. The Feeder Funds' secondary objective is to provide capital appreciation with less volatility than that of the equity markets. To achieve their objectives, the Feeder Funds provide their investors with access to a broad range of investment strategies, asset categories and trading advisers ("Advisers") and by providing overall asset allocation services typically available on a collective basis to larger institutions, through an investment of substantially all of their assets into the Master Fund, which is registered under the 1940 Act. Hatteras Funds, LLC (the "Investment Manager"), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") serves as investment manager to the Master Fund. Morgan Creek Capital Management, LLC ("MCCM" or the "Sub-Adviser"), a North Carolina limited liability company registered as an investment adviser under the Advisers Act, serves as sub-adviser to the Master Fund. Investors who acquire units of limited partnership interest in the Feeder Funds ("Units") are the limited partners (each, a "Limited Partner" and together, the "Limited Partners") of the Feeder Funds.

The Hatteras Core Alternatives TEI Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. each invest substantially all of their assets in the Hatteras Core Alternatives Offshore Fund, LDC and Hatteras Core Alternatives Offshore Institutional Fund, LDC, (each a "Blocker Fund" and collectively the "Blocker Funds"), respectively. The Blocker Funds are Cayman Islands limited duration companies with the same investment objective as the Feeder Funds. The Blocker Funds serve solely as intermediate entities through which the Hatteras Core Alternatives TEI Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. invest in Hatteras Master Fund, L.P. (the "Master Fund" and together with the Feeder Funds, the "Funds"). The Blocker Funds enable tax-exempt Limited Partners (as defined below) to invest without receiving certain income in a form that would otherwise be taxable to such tax-exempt Limited Partners regardless of their tax-exempt status. The Hatteras Core Alternatives TEI Fund, L.P. owns 100% of the participating beneficial interests of the Hatteras Core Alternatives Offshore Fund, LDC and the Hatteras Core Alternatives TEI Institutional Fund, L.P. owns 100% of the participating beneficial interests of the Hatteras Core Alternatives Offshore Institutional Fund, LDC. Where these Notes to Financial Statements discuss the Feeder Funds' investment in the Master Fund, for Hatteras Core Alternatives TEI Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P., it means their investment in the Master Fund through the applicable Blocker Fund.

The Partnership is considered an investment company under the accounting principles generally accepted in the United States of America and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 946, Financial Services — Investment Companies ("ASC 946"). The financial statements of the Master Fund, including the schedule of investments, are included elsewhere in this report and should be read with the Feeder Funds' financial statements. The percentages of the Master Fund's beneficial limited partnership interests owned by the Feeder Funds at March 31, 2015 were:

Hatteras Core Alternatives Fund, L.P.	15.93%
Hatteras Core Alternatives TEI Fund, L.P.	21.16%
Hatteras Core Alternatives Institutional Fund, L.P.	17.12%
Hatteras Core Alternatives TEI Institutional Fund, L.P.	45.79%

Each of the Feeder Funds has an appointed Board of Directors (collectively the "Boards"); which has the its rights and powers to monitor and oversee the business affairs of the Feeder Funds, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Feeder Funds' business.

2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.  Investment Valuation

The Feeder Funds do not make direct investments in securities or financial instruments, and invest substantially all of their assets in the Master Fund. The Feeder Funds record their investment in the Master Fund at fair value. Valuation of securities held by the Master Fund,

6

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

2.  SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

a.  Investment Valuation (concluded)

including the Master Fund's disclosure of investments under the three-tier hierarchy, is also discussed in the notes to the Master Fund's financial statements included elsewhere in this report.

b.  Allocations from the Master Fund

The Feeder Funds record their allocated portion of income, expense, realized gains and losses and unrealized appreciation and depreciation from the Master Fund.

c.  Feeder Fund Level Income and Expenses

Interest income on any cash or cash equivalents held by the Feeder Funds will be recognized on an accrual basis. Expenses that are specifically attributed to the Feeder Funds are charged to each Feeder Fund. Because the Feeder Funds bear their proportionate share of the management fee of the Master Fund, the Feeder Funds pay no direct management fee to the Investment Manager or Sub-Adviser. The Feeder Funds' specific expenses are recorded on an accrual basis.

d.  Tax Basis Reporting

Because the Master Fund invests primarily in investment funds that are treated as partnerships for U.S. Federal tax purposes, the tax character of each of the Feeder Fund's allocated earnings is established dependent upon the tax filings of the investment vehicles operated by the Advisers ("Adviser Funds"). Accordingly, the tax basis of these allocated earnings and the related balances are not available as of the reporting date.

e.  Income Taxes

For U.S. Federal income tax purposes, the Feeder Funds are treated as partnerships, and each Limited Partner in each respective Feeder Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and the realized and unrealized gains (losses) of such Feeder Fund. Accordingly, no federal, state or local income taxes have been provided on profits of the Feeder Funds since the Limited Partners are individually liable for the taxes on their share of the Feeder Funds.

The Feeder Funds file tax returns as prescribed by the tax laws of the jurisdictions in which they operate. In the normal course of business, the Feeder Funds are subject to examination by federal, state, local and foreign jurisdictions, where applicable. For returns filed for the years ended December 31, 2011 through December 31, 2014, the Feeder Funds remain subject to examination by the major tax jurisdictions under the statute of limitations.

The Feeder Funds have reviewed any potential tax positions as of March 31, 2015 and have determined that they do not have a liability for any unrecognized tax benefits or expense. The Feeder Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2015, the Feeder Funds did not incur any interest or penalties.

The Blocker Funds may be subject to withholding of Federal income tax at a 30% rate on their allocable share of the Master Fund's U.S.-source dividend income and other U.S.-source fixed or determinable annual or periodic gains, profits, or income as defined in Section 881(a) of the Internal Revenue Code of 1986, as amended other than most forms of interest income.

f.  Cash

Cash includes amounts held in interest bearing demand deposit accounts. Such cash, at times, may exceed federally insured limits. The Feeder Funds have not experienced any losses in such accounts and do not believe they are exposed to any significant credit risk on such accounts.

g.  Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in Partners' capital from operations during the reporting period. Actual results could differ from those estimates.

h.  Consolidated Financial Statements

The asset, liability, and equity accounts of the Hatteras Core Alternatives TEI Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. are consolidated with their respective Blocker Funds as presented in the Statements of Assets, Liabilities, and Partners' Capital, Statements of Operations, Statements of Changes in Partners' Capital, and Statements of Cash Flows. All intercompany accounts and transactions have been eliminated in consolidation.

7

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

3.  ALLOCATION OF LIMITED PARTNERS' CAPITAL

Net profits or net losses of the Feeder Funds for each allocation period ("Allocation Period") will be allocated among and credited to or debited against the capital accounts of the Limited Partners. Net profits or net losses will be measured as the net change in the value of the Limited Partners' capital of the Feeder Funds, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during an Allocation Period.

Allocation Periods generally begin on the first calendar day of each month and end at the close of business on the last day of each month.

The Feeder Funds maintain a separate capital account ("Capital Account") on their books for each Limited Partner. Each Limited Partner's Capital Account will have an opening balance equal to the Limited Partner's initial purchase of the Feeder Fund (i.e., the amount of the investment less any applicable sales load of up to 2.00% of the purchased amount for purchases of Units of Hatteras Core Alternatives Fund, L.P. and Hatteras Core Alternatives TEI Fund, L.P. and the amount of the investment less any applicable sales load of up to 6.00% of the purchased amount for purchases of units of the Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P.), and thereafter, will be (i) increased by the amount of any additional purchases by such Limited Partner; (ii) decreased for any payments upon repurchase or sale of such Limited Partner's interest or any distributions in respect of such Limited Partner; and (iii) increased or decreased as of the close of each Allocation Period by such Limited Partner's allocable share of the net profits or net losses of the Feeder Fund.

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.
Ending Units, March 31, 2013	1,983,779.66	2,648,968.08	2,043,885.22	5,522,226.42
Purchases	9,987.39	28,344.94	15,316.45	36,592.09
Sales	(369,588.90)	(498,402.58)	(381,459.79)	(1,032,156.07)
Ending Units, March 31, 2014	1,624,178.15	2,178,910.44	1,677,741.88	4,526,662.44
Purchases	7,042.81	9,337.12	—	9,942.06
Sales	(310,388.78)	(424,245.26)	(314,695.02)	(854,130.68)
Ending units, March 31, 2015	1,320,832.18	1,764,002.30	1,363,046.86	3,682,473.82

4.  RELATED PARTY TRANSACTIONS AND OTHER

In consideration for fund services, Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P. will pay the Investment Manager (in such capacity, the "Servicing Agent") a fund servicing fee at the annual rate of 0.85%, 0.85%, 0.10% and 0.10%, respectively, of the month-end partners' capital of the applicable Feeder Fund. The respective Feeder Fund servicing fees payable to the Servicing Agent will be borne by all Limited Partners of the respective Feeder Fund on a pro-rata basis before giving effect to any repurchase of interests in the Master Fund effective as of that date, and will decrease the net profits or increase the net losses of the Master Fund that are credited to its interest holders, including each Feeder Fund.

The Investment Manager is allocated a performance allocation payable annually equal to 10% of the amount by which net new profits of the limited partner interests of the Master Fund exceed the cumulative "hurdle amount", which is calculated as of the last day of the preceding calendar year of the Master Fund at a rate equal to the yield-to-maturity of the 90-day U.S. Treasury Bill for the last business day of the preceding calendar year (the "Performance Allocation"). The performance allocation is calculated at the Master Fund level, and allocated to the Feeder Funds based on each Feeder Fund's ownership interest in the Master Fund. The Performance Allocation is made on a "peak to peak," or "high watermark" basis, which means that the Performance Allocation is made only with respect to new net profits. If the Master Fund has a net loss in any period followed by a net profit, no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered. The Investment Manager, MCCM and the Master Fund have entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement"). Pursuant to the Sub-Advisory Agreement, MCCM is entitled to a portion of the Performance Allocation the Investment Manager receives from the Master Fund. For the year ended March 31, 2015, the Investment Manager of the Master Fund accrued a Performance Allocation in the amount of $4,611,544, of which $1,252,132 was allocated to the Hatteras Core Alternatives Institutional Fund, L.P., and $3,359,412 was allocated to the Hatteras Core Alternatives TEI Institutional Fund, L.P., which is disclosed in the Statement of Operations.

Hatteras Capital Distributors, LLC ("HCD"), an affiliate of the Investment Manager, serves as the Feeder Funds' distributor. HCD receives a distribution fee from the Investment Manager equal to 0.10% on an annualized basis of the net assets of the Master Fund as of the last day of the month (before giving effect to any repurchase of interests in the Master Fund).

UMB Bank, N.A. serves as custodian of the Feeder Funds' cash balances and provides custodial services for the Feeder Funds. UMB Fund Services, Inc., serves as administrator and accounting agent to the Feeder Funds and provides certain accounting, record keeping and

8

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

4.  RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

investor related services. The Feeder Funds pay a fee to the custodian and administrator based upon average Limited Partners' capital, subject to certain minimums.

At March 31, 2015, Limited Partners who are affiliated with the Investment Manager or MCCM owned $637,506 (0.44% of Partners' Capital) of Hatteras Core Alternatives Fund, L.P., $2,012,630 (1.30% of Partners' Capital) of Hatteras Core Alternatives Institutional Fund, L.P., and $292,297 (0.07% of Partners' Capital) of Hatteras Core Alternatives TEI Institutional Fund, L.P.

5.  RISK FACTORS

An investment in the Feeder Funds involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its Adviser Fund holdings for extended periods, which may be several years. Limited Partners should refer to the Master Fund's financial statements included in this report along with the applicable Feeder Fund's prospectus, as supplemented and corresponding statement of additional information for a more complete list of risk factors. No guarantee or representation is made that the Feeder Funds' investment objective will be met.

6.  REPURCHASE OF LIMITED PARTNERS' UNITS

The Board may, from time to time and in its sole discretion, cause the Feeder Funds to repurchase Units from Limited Partners pursuant to written tenders by Limited Partners at such times and on such terms and conditions as established by the Board. In determining whether the Feeder Funds should offer to repurchase interests, the Board will consider, among other things, the recommendation of the Investment Manager and Sub-Adviser. The Feeder Funds generally expect to offer to repurchase Units from Limited Partners on a quarterly basis as of March 31, June 30, September 30 and December 31 of each year. In no event will more than 20% of the Units of a Feeder Fund be repurchased per quarter. The Feeder Funds do not intend to distribute to the Limited Partners any of the Feeder Funds' income, but generally expect to reinvest substantially all income and gains allocable to the Limited Partners. A Limited Partner may, therefore, be allocated taxable income and gains and not receive any cash distribution. Units repurchased prior to the Limited Partner's one year anniversary of its initial investment may be subject to a maximum 2.00% repurchase fee.

7.  INDEMNIFICATION

In the normal course of business, the Feeder Funds enter into contracts that provide general indemnifications. The Feeder Funds' maximum exposure under these agreements is dependent on future claims that may be made against the Feeder Funds, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.  FINANCIAL HIGHLIGHTS

The financial highlights are intended to help an investor understand the Feeder Funds' financial performance. The total returns in the table represent the rate that a Limited Partner would be expected to have earned or lost on an investment in each Feeder Fund.

The ratios and total return amounts are calculated based on each Limited Partner group taken as a whole. The Investment Manager's interest is excluded from the calculations. An individual Limited Partner's ratios or returns may vary from the table below based on the timing of contributions and withdrawals and performance allocation.

The ratios are calculated by dividing total dollars of income or expenses as applicable by the average of total monthly Limited Partners' capital. The ratios include the Feeder Funds' proportionate share of the Master Fund's income and expenses.

Total return amounts are calculated based on the change in unit value during each accounting period.

9

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

8.  FINANCIAL HIGHLIGHTS (CONTINUED)

The portfolio turnover rate is calculated based on the Master Fund's investment activity, as turnover occurs at the Master Fund level and the Feeder Funds are typically invested 100% in the Master Fund.

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.
Unit Value, March 31, 2010	$87.74	$87.69	$88.91	$88.86
Income from investment operations:
Net investment income (loss)	(0.44)	(0.48)	(0.10)	0.30
Net realized and unrealized gain on investment transactions	5.54	5.51	6.00	5.53
Total from investment operations	5.10	5.03	5.90	5.83
Unit Value, March 31, 2011	92.84	92.72	94.81	94.69
Income from investment operations:
Net investment income (loss)	(0.41)	(0.40)	0.52	0.40
Net realized and unrealized loss on investment transactions	(2.86)	(2.95)	(3.14)	(3.05)
Total from investment operations	(3.27)	(3.35)	(2.62)	(2.65)
Unit Value, March 31, 2012	89.57	89.37	92.19	92.04
Income from investment operations:
Net investment income (loss)	(2.26)	(2.32)	0.21	0.17
Net realized and unrealized gain on investment transactions	5.92	5.83	4.28	4.05
Total from investment operations	3.66	3.51	4.49	4.22
Unit Value, March 31, 2013	93.23	92.88	96.68	96.26
Income from investment operations:
Net investment income (loss)	(0.64)	(0.84)	1.46	0.71
Net realized and unrealized gain on investment transactions	10.09	10.04	8.72	8.68
Total from investment operations	9.45	9.20	10.18	9.39
Unit Value, March 31, 2014	102.68	102.08	106.86	105.65
Income from investment operations:
Net investment income (loss)	0.15	(0.01)	2.48	2.44
Net realized and unrealized gain on investment transactions	6.26	6.37	4.35	4.35
Total from investment operations	6.41	6.36	6.83	6.79
Unit Value, March 31, 2015	$109.09	$108.44	$113.69	$112.44

10

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

8.  FINANCIAL HIGHLIGHTS (CONTINUED)

	For the Years Ended March 31,
Hatteras Core Alternatives Fund, L.P.	2015	2014	2013	2012	2011
Total return before Performance Allocation	6.24%	10.14%	4.09%	(3.52)%	5.81%
Performance Allocation	0.00%	0.00%	0.00%	0.00%	0.00%
Total return after Performance Allocation	6.24%	10.14%	4.09%	(3.52)%	5.81%
Net investment income (loss)[1]	1.90%	1.18%	(0.17)%	(0.29)%	(0.60)%
Operating expenses, excluding Performance Allocation[1,2,3]	2.42%	2.38%	2.30%	2.33%	2.32%
Performance Allocation[1]	0.00%	0.00%	0.00%	0.00%	0.00%
Net expenses[1]	2.42%	2.38%	2.30%	2.33%	2.32%
Limited Partners' capital, end of year (000's)	$144,092	$166,776	$184,954	$234,881	$248,882
Portfolio Turnover Rate (Master Fund)	8.78%	19.03%	25.15%	32.68%	25.12%

1  Ratios include allocations from the Master Fund.

2  Ratios calculated based on total expenses and average partners' capital. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.

3  Ratios include other operating expenses of allocated credit facility fees and interest expense. For the years ended March 31, 2011-2015, the ratios of credit facility fees and interest expense to average partners' capital allocated from the Master Fund were 0.10%, 0.08%, 0.08%, 0.09%, and 0.10%, respectively. For the years ended March 31, 2011-2015, the ratios of operating expenses excluding allocated credit facility fees and interest expense to average partner's capital were 2.22%, 2.25%, 2.22%, 2.29%, and 2.32%, respectively.

11

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

8.  FINANCIAL HIGHLIGHTS (CONTINUED)

	For the Years Ended March 31,
Hatteras Core Alternatives TEI Fund, L.P.	2015	2014	2013	2012	2011
Total return before Performance Allocation	6.23%	9.91%	3.93%	(3.62)%	5.74%
Performance Allocation	0.00%	0.00%	0.00%	0.00%	0.00%
Total return after Performance Allocation	6.23%	9.91%	3.93%	(3.62)%	5.74%
Net investment income (loss)[1]	1.87%	0.96%	(0.25)%	(0.39)%	(0.68)%
Operating expenses, excluding Performance Allocation[1,2,3]	2.45%	2.59%	2.38%	2.43%	2.39%
Performance Allocation[1]	0.00%	0.00%	0.00%	0.00%	0.00%
Net expenses[1]	2.45%	2.59%	2.38%	2.43%	2.39%
Limited Partners' capital, end of year (000's)	$191,281	$222,419	$246,049	$312,204	$325,745
Portfolio Turnover Rate (Master Fund)	8.78%	19.03%	25.15%	32.68%	25.12%

1  Ratios include allocations from the Master Fund.

2  Ratios calculated based on total expenses and average partners' capital. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.

3  Ratios include other operating expenses of allocated credit facility fees, interest expense, and withholding tax. For the years ended March 31, 2011-2015, the ratios of allocated credit facility fees and interest expense to average partners' capital were 0.10%, 0.08%, 0.08%, 0.09%, and 0.10%, respectively; and the ratios of withholding tax to average partners' capital were 0.09%, 0.12%, 0.12%, 0.24%, and 0.10%, respectively. For the years ended March 31, 2011-2015, the ratios of operating expenses excluding allocated credit facility fees and interest expense to average partners' capital were 2.20%, 2.23%, 2.18%, 2.26%, and 2.25%, respectively.

12

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

8.  FINANCIAL HIGHLIGHTS (CONTINUED)

	For the Years Ended March 31,
Hatteras Core Alternatives Institutional Fund, L.P.	2015	2014	2013	2012	2011
Total return before Performance Allocation	7.12%	10.91%	4.87%	(2.77)%	6.64%
Performance Allocation	(0.73)%	(0.38)%	0.00%	0.00%	0.00%
Total return after Performance Allocation	6.39%	10.53%	4.87%	(2.77)%	6.64%
Net investment income (loss)[1]	1.98%	1.57%	0.60%	0.50%	0.14%
Operating expenses, excluding Performance Allocation[1,2,3]	1.62%	1.61%	1.54%	1.55%	1.53%
Performance Allocation[1]	0.73%	0.38%	0.00%	0.00%	0.00%
Net expenses[1]	2.35%	1.99%	1.54%	1.55%	1.53%
Limited Partners' capital, end of year (000's)	$154,963	$179,279	$197,612	$236,892	$238,675
Portfolio Turnover Rate (Master Fund)	8.78%	19.03%	25.15%	32.68%	25.12%

1  Ratios include allocations from the Master Fund.

2  Ratios calculated based on total expenses and average partners' capital. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.

3  Ratios include other operating expenses of allocated credit facility fees and interest expense. For the years ended March 31, 2011-2015, and the ratios of credit facility fees and interest expense to average partners' capital allocated from the Master Fund were, 0.10%, 0.08%, 0.08%, 0.09%, and 0.10%, respectively. For the years ended March 31, 2011-2015, the ratios of operating expenses excluding allocated credit facility fees and interest expense to average partners' capital were, 1.43%, 1.47%, 1.46%, 1.52%, and 1.52%, respectively.

13

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

8.  FINANCIAL HIGHLIGHTS (CONCLUDED)

	For the Years Ended March 31,
Hatteras Core Alternatives TEI Institutional Fund, L.P.	2015	2014	2013	2012	2011
Total return before Performance Allocation	7.16%	10.73%	4.74%	(2.85)%	6.61%
Performance Allocation	(0.73)%	(0.98)%	(0.16)%	0.05%[4]	(0.05)%
Total return after Performance Allocation	6.43%	9.75%	4.58%	(2.80)%	6.56%
Net investment income (loss)[1]	2.01%	0.82%	0.40%	0.46%	0.10%
Operating expenses, excluding Performance Allocation[1,2,3]	1.59%	1.75%	1.58%	1.62%	1.56%
Performance Allocation[1]	0.73%	0.98%	0.16%	(0.05)%[4]	0.05%
Net expenses[1]	2.32%	2.73%	1.74%	1.57%	1.61%
Limited Partners' capital, end of year (000's)	$414,060	$478,238	$531,555	$624,547	$659,549
Portfolio Turnover Rate (Master Fund)	8.78%	19.03%	25.15%	32.68%	25.12%

1  Ratios include allocations from the Master Fund.

2  Ratios calculated based on total expenses and average partners' capital. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.

3  Ratios include other operating expenses of allocated credit facility fees, interest expense, and withholding tax. For the years ended March 31, 2011-2015, the ratios of allocated credit facility fees and interest expense to average partners' capital were 0.10%, 0.08%, 0.08%, 0.09%, and 0.10%, respectively; and the ratios of withholding tax to average partners' capital were 0.08%, 0.12%, 0.11%, 0.23%, and 0.09%, respectively. For the years ended March 31, 2011-2015, the ratios of operating expenses excluding allocated credit facility fees and interest expense to average partners' capital were 1.38%, 1.42%, 1.39% , 1.44%, and 1.40%, respectively.

4  Reversal of accrued Performance Allocation from January 1, 2011 to March 31, 2011.

14

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Concluded)

As of and for the year ended March 31, 2015

9.  SUBSEQUENT EVENTS

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no subsequent events that required adjustment to our disclosure in the financial statements except for the following:

There were additional purchases into the Feeder Funds of the following amounts effective:

April 1, 2015
Hatteras Core Alternatives Fund, L.P.	$—
Hatteras Core Alternatives TEI Fund, L.P.	$—
Hatteras Core Alternatives Institutional Fund, L.P.	$15,600
Hatteras Core Alternatives TEI Institutional Fund, L.P.	$600,000
May 1, 2015
Hatteras Core Alternatives Fund, L.P.	$—
Hatteras Core Alternatives TEI Fund, L.P.	$—
Hatteras Core Alternatives Institutional Fund, L.P.	$—
Hatteras Core Alternatives TEI Institutional Fund, L.P.	$—

The Investment Manager recommended to the Boards that a tender offer in an amount of up to approximately 5.00% of partners' capital of each of the Feeder Funds be made for the quarter ending June 30, 2015 to those Limited Partners who elect to tender their Units prior to the expiration of the tender offer period. The Boards approved such recommendation and Limited Partners in the Feeder Funds were notified of the tender offer's expiration date on March 20, 2015, and submitted the following tender requests from April 1, 2015 through the date the financial statements were issued:

Hatteras Core Alternatives Fund, L.P.	$7,583,663
Hatteras Core Alternatives TEI Fund, L.P.	$10,067,810
Hatteras Core Alternatives Institutional Fund, L.P.	$8,156,042
Hatteras Core Alternatives TEI Institutional Fund, L.P.	$21,792,493

*************

15

HATTERAS FUNDS

(each a Delaware Limited Partnership)

BOARD OF DIRECTORS

(Unaudited)

The identity of the Board members (each a "Director") and brief biographical information, as of March 31, 2015, is set forth below. The business address of each Director is care of Hatteras Funds, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615. The term of office of each Director is from the time of such Director's election and qualification until his or her successor shall have been elected and shall have qualified, or until he or she is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the Board and may be removed either by a vote of a majority of the Board not subject to the removal vote or of Limited Partners holding not less than two-thirds of the total number of votes eligible to be cast by all of the Limited Partners. The Feeder Funds' Statements of Additional Information include information about the Directors and may be obtained without charge by calling 1-888-363-2324.

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
INTERESTED DIRECTORS
David B. Perkins[2] July 18, 1962	President and Chairman of the Board of Directors	Since Inception	President and Trustee, each fund in the Fund Complex (2004 to Present); Chief Executive Officer of Hatteras Funds, LLC (2014 to Present); Founder of Hatteras Investment Partners LLC and its affiliated entities ("Hatteras Funds") in 2003.	19
Peter M. Budko[2] February 4, 1960	Director	Since 2014	Partner, American Realty Capital, an investment advisory firm (2007 to Present); Chief Executive Officer, BDCA Adviser, an investment advisory firm (2010 to Present); Director, ARC Realty Finance Trust, Inc. (2013 to Present); Director, RCS Capital Corp (2013 to Present).	19
INDEPENDENT DIRECTORS
H. Alexander Holmes May 4, 1942	Director; Audit Committee Member	Since Inception	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to Present).	19
Steve E. Moss, CPA February 18, 1953	Director; Audit Committee Member	Since Inception	Principal, Holden, Moss, Knott, Clark & Copley, PA, accountants and business consultants (1996 to Present); Member Manager, HMKCT Properties, LLC (1996 to Present).	19
Gregory S. Sellers May 5, 1959	Director; Audit Committee Member	Since Inception	Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (2009 to Present); Chief Financial Officer and Director, Kings Plush, Inc., a fabric manufacturer (2003 to 2009).	19

1  The "Fund Complex" consists of the Funds, Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, Hatteras Alternative Mutual Funds Trust (consisting of five funds), Underlying Funds Trust (consisting of five funds), and HCIM Trust (consisting of one fund).

2  Deemed to be an "interested" Director of the Feeder Funds because of his affiliations with Hatteras Funds.

16

HATTERAS FUNDS

(each a Delaware Limited Partnership)

BOARD OF DIRECTORS (Concluded)

(Unaudited)

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
Joseph E. Breslin November 18, 1953	Director; Audit Committee Member	Since 2013	Private Investor (2009 to Present); Chief Operating Officer, Central Park Credit Holdings, Inc. (2007 to 2009); Chief Operating Officer, Aladdin Capital Management LLC (2005 to 2007).	19
Thomas Mann February 1, 1950	Director; Audit Committee Member	Since 2013	Private Investor (2012 to Present); Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to 2012).	19
Joseph A. Velk May 15, 1960	Director; Audit Committee Member	Since 2014	Managing Member, Contender Capital, LLC, an investment firm (2000 to Present).	19

1  The "Fund Complex" consists of the Funds, Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, Hatteras Alternative Mutual Funds Trust (consisting of five funds), Underlying Funds Trust (consisting of five funds), and HCIM Trust (consisting of one fund).

17

HATTERAS FUNDS

(each a Delaware Limited Partnership)

FUND MANAGEMENT

(Unaudited)

Set forth below is the name, date of birth, position with each Feeder Fund, length of term of office, and the principal occupation for the last five years, as of March 31, 2015, of each of the persons currently serving as Executive Officers of the Feeder Funds. The business address of each officer is care of Hatteras Funds, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615.

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Officer	Number of Portfolios in Fund Complex[1] Overseen by Officer
OFFICERS
J. Michael Fields July 14, 1973	Secretary of each Fund in the Fund Complex	Since 2008	Mr. Fields is Chief Operating Officer of Hatteras Funds and has been employed by the Hatteras Funds since its inception in September 2003.	N/A
Andrew P. Chica September 7, 1975	Chief Compliance Officer of each Fund in the Fund Complex	Since 2008	Mr. Chica joined Hatteras Funds in November 2007 and became Chief Compliance Officer of Hatteras Funds and each of the Funds in the Fund Complex, in 2008.	N/A
Robert Lance Baker September 17, 1971	Treasurer of each Fund in the Fund Complex	Since 2008	Mr. Baker joined Hatteras Funds in March 2008 and is currently the Chief Financial Officer of Hatteras Funds.	N/A

1  The "Fund Complex" consists of the Funds, Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, Hatteras Alternative Mutual Funds Trust (consisting of five funds), Underlying Funds Trust (consisting of five funds), and HCIM Trust (consisting of one fund).

18

HATTERAS FUNDS

(each a Delaware Limited Partnership)

OTHER INFORMATION

(Unaudited)

PROXY VOTING

For free information regarding how the Master Fund voted proxies during the period ended June 30, 2014 or to obtain a free copy of the Master Fund's complete proxy voting policies and procedures, call 1-800-504-9070 or visit the SEC's website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Feeder Funds file their complete schedule of portfolio holdings, which includes securities held by the Master Fund, with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Feeder Funds' Form N-Q is available, without charge and upon request, on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19

[THIS PAGE INTENTIONALLY LEFT BLANK]

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

Financial Statements

As of and for the year ended March 31, 2015

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

As of and for the year ended March 31, 2015

Table of Contents

Report of Independent Registered Public Accounting Firm	1
Schedule of Investments	2-6
Statement of Assets, Liabilities and Partners' Capital	7
Statement of Operations	8
Statements of Changes in Partners' Capital	9
Statement of Cash Flows	10
Notes to Financial Statements	11-18
Board of Directors (Unaudited)	19-20
Fund Management (Unaudited)	21
Other Information (Unaudited)	22

HATTERAS MASTER FUND, L.P.

(each a Delaware Limited Partnership)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Hatteras Master Fund, L.P.:

We have audited the accompanying statement of assets, liabilities and partners' capital of Hatteras Master Fund, L.P. (a Delaware Limited Partnership) (the "Master Fund"), including the schedule of investments, as of March 31, 2015, and the related statements of operations and cash flows for the year then ended, and the statements of changes in partners' capital for each of the two years in the period then ended. These financial statements are the responsibility of the Master Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2015, by correspondence with underlying fund advisers and custodians; when replies were not received from underlying fund advisers and custodians, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Hatteras Master Fund, L.P. as of March 31, 2015, the results of its operations and its cash flows for the year then ended, and the changes in its partners' capital for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
June 1, 2015

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS

March 31, 2015

INVESTMENT OBJECTIVE AS A PERCENTAGE OF TOTAL PARTNERS' CAPITAL

Percentages are as follows:

Investments in Adviser Funds and Securities — (101.76%)	Shares	Cost	Fair Value
Absolute Return — (4.06%)
Citadel Wellington, LLC (Class A)[a,b,c,f]		$11,813,150	$27,798,691
D.E. Shaw Composite Fund, LLC[a,b,d]		608,494	963,319
Eton Park Fund, L.P.[a,b,d]		574,625	655,199
OZ Asia, Domestic Partners, L.P.[a,b,d]		722,448	549,306
Perry Partners, L.P.[a,b,d]		103,123	165,585
Pipe Equity Partners[a,b,d]		8,140,841	2,284,000
Pipe Select Fund, LLC[a,b,d]		3,636,943	3,751,685
Stark Investments, L.P.[a,b,d]		381,629	301,101
Stark Select Asset Fund, LLC[a,b,d]		284,412	222,642
Total Absolute Return		26,265,665	36,691,528
Enhanced Fixed Income — (7.21%)
BDCM Partners I, L.P.[a,b,d]		11,359,861	12,750,894
Drawbridge Special Opportunities Fund, L.P.[a,b,d]		267,028	474,727
Fortress VRF Advisors I, LLC[a,b,d]		3,832,726	561,884
Halcyon European Structured Opportunities Fund, L.P.[a,b,d]		103,648	1,878
Harbinger Capital Partners Fund I, L.P.[a,b,d]		4,552,148	1,275,489
Harbinger Class L Holdings (U.S.), LLC[a,b,d]		45,525	31,646
Harbinger Class LS Holdings I (U.S.) Trust, Series 2[a,b,d]	2,458	6,226,158	273,141
Harbinger Class PE Holdings (U.S.) Trust, Series 1[a,b,d]	3	669,186	353,207
Harbinger Credit Distressed Blue Line Fund, L.P.[a,b,c,d]		12,326,927	5,736,815
Indaba Capital Partner, L.P.[a,b]		20,000,000	24,737,022
Marathon Special Opportunities Fund, L.P.[a,b,d]		741,560	716,910
Prospect Harbor Designated Investments, L.P.[a,b,d]		159,404	373,999
Providence MBS Fund, L.P.[a,b]		13,030,090	17,912,016
Strategic Value Restructuring Fund, L.P.[a,b,d]		36,595	29,150
Total Enhanced Fixed Income		73,350,856	65,228,778
Opportunistic Equity — (34.94%)
Broadfin Healthcare Fund, L.P.[a,b,c]		11,845,456	36,159,512
Camcap Resources, L.P.[a,b,d]		491,057	89,732

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Opportunistic Equity — (34.94%) (concluded)	Cost	Fair Value
Crosslink Crossover Fund IV, L.P.[a,b,d]	$606,819	$2,030,379
Crosslink Crossover Fund V, L.P.[a,b,d]	560,674	2,243,862
Crosslink Crossover Fund VI, L.P.[a,b,d]	7,686,535	10,225,082
EMG Investments, LLC[b,d]	902,385	5,400,615
Falcon Edge Global, L.P.[b,c]	21,931,427	26,163,071
Gavea Investment Fund II, L.P.[a,b,d]	29,257	274,189
Gavea Investment Fund III, L.P.[a,b,d]	1,121,694	6,483,978
Glade Brook Global Domestic Fund, L.P.[a,b,c]	17,226,789	22,187,277
Hound Partners, L.P.[a,b,c]	17,075,298	27,113,963
Light Street Argon, L.P.[a,b,d]	15,000,000	14,693,715
Passport Long Short Fund, L.P.[a,b]	20,000,000	20,306,551
Samlyn Onshore Fund, L.P.[a,b,c,d]	202,375	153,617
Sansar Capital Holdings, Ltd.[a,b,d]	162,832	177,799
SR Global Fund, L.P. (Japan), Class Ha,b	24,000,000	27,307,097
Teng Yue Partners Fund, L.P.[a,b]	20,949,352	39,486,873
The Raptor Private Holdings, L.P.[a,b,d]	183,652	143,834
The Russian Prosperity Fund[a,b,f]	6,538,876	4,485,845
Tybourne Equity (US) Fund, Class Ab,c,f	18,750,574	26,105,997
Valiant Capital Partners, L.P.[a,b,c]	6,342,811	10,330,550
Viking Global Equities, L.P.[a,b,c]	17,166,317	33,778,787
WCP Real Estate Strategies Fund, L.P.[a,b,d]	1,210,203	703,679
Total Opportunistic Equity	209,984,383	316,046,004
Private Investments — (49.66%)
Investments in Adviser Funds
ABRY Advanced Securities Fund, L.P.[b]	293,192	165,413
ABRY Advanced Securities Fund III, L.P.[a,b]	599,649	544,977
ABRY Partners VI, L.P.[b]	2,427,610	2,907,933
ABRY Partners VII, L.P.[b]	3,594,687	4,119,673
Accel-KKR Capital Partners III, L.P.[b]	5,611,857	4,705,329
Accel-KKR Capital Partners IV, L.P.[a,b]	738,499	630,646
ACM Opportunities Fund, L.P.[a,b]	3,000,000	3,000,000
Arclight Energy Partners Fund III, L.P.[b]	1,075,427	1,057,945
Arclight Energy Partners Fund IV, L.P.[b]	1,400,811	1,144,725
Arclight Energy Partners Fund V, L.P.[b]	3,178,088	3,140,176
Ascendent Capital Partners I, L.P.[b]	1,710,549	2,215,286
BDCM Opportunity Fund II, L.P.[b]	4,315,800	6,918,187
Benson Elliot Real Estate Partners II, L.P.[a,b]	5,062,768	1,927,003
Cadent Energy Partners II, L.P.[b]	4,952,806	6,627,652
Canaan Natural Gas Fund X, L.P.[b]	4,814,563	2,641,716
CDH Fund IV, L.P.[b]	5,702,477	7,849,308
CDH Venture Partners II, L.P.[b]	4,042,077	4,621,100
China Special Opportunities Fund III, L.P.[a,b]	6,972,652	8,489,320
Claremont Creek Ventures, L.P.[a,b]	1,795,416	1,494,873
Claremont Creek Ventures II, L.P.[a,b]	2,727,143	4,587,688
Colony Investors VII, L.P.[b]	2,710,480	467,500
Colony Investors VIII, L.P.[b]	7,770,129	2,224,390
CX Partners Fund Limited[a,b,f]	6,366,617	6,378,773
Dace Ventures I, L.P.[b]	2,298,061	1,433,714
Darwin Private Equity I, L.P.[b]	5,471,945	3,126,348
ECP HIS (Mauritius) Limited[a,b,g]	5,057,998	5,964,558
EMG AE Permian Co-Investment, LPa,b	3,000,000	2,996,390

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Private Investments — (49.66%) (continued)	Cost	Fair Value
EnerVest Energy Institutional Fund X-A, L.P.[b]	$2,177,100	$1,952,601
EnerVest Energy Institutional Fund XI-A, L.P.[b]	6,173,794	8,662,680
Fairhaven Capital Partners, L.P.[a,b]	4,753,739	3,473,542
Falcon Sovereign, L.P.[a,b]	4,000,000	4,121,469
Florida Real Estate Value Fund, L.P.[a,b]	1,007,032	2,545,642
Forum European Realty Income III, L.P.[a,b]	5,088,608	4,701,562
Garrison Opportunity Fund, LLC[a,b]	339,638	5,604,947
Garrison Opportunity Fund II A, LLC[a,b]	1,867,885	4,069,314
Glade Brook Private Investors II, LLC[a,b]	4,088,000	4,530,127
Glade Brook Private Investors III, LLC[a,b]	3,000,000	2,989,949
Great Point Partners I, L.P.[b]	2,511,935	3,776,166
Greenfield Acquisition Partners V, L.P.[b]	3,231,820	1,869,830
GTIS Brazil Real Estate Fund, L.P.[b]	6,734,369	7,470,437
Halifax Capital Partners II, L.P.[b]	1,742,256	1,900,830
Halifax Capital Partners III, L.P.[b]	1,900,205	2,908,977
Hancock Park Capital III, L.P.[a,b]	904,413	2,007,305
Healthcor Partners Fund, L.P.[b,c]	3,642,032	4,763,655
Hillcrest Fund, L.P.[b]	4,772,064	4,343,566
Intervale Capital Fund, L.P.[b]	1,846,172	1,918,342
J.C. Flowers III, L.P.[b]	3,485,322	5,657,365
LC Fund V, L.P.[b]	3,403,522	5,245,447
Lighthouse Capital Partners VI, L.P.[b]	2,012,677	2,029,596
Merit Energy Partners F-II, L.P.[b]	1,156,832	843,537
Mid Europa Fund III, L.P.[b]	4,913,189	3,711,624
Midstream & Resources Follow-On Fund, L.P.[b]	2,008,179	8,431,643
Monomoy Capital Partners II, L.P.[b]	3,210,095	2,231,221
Natural Gas Partners VIII, L.P.[b]	1,575,234	2,967,796
Natural Gas Partners IX, L.P.[b]	3,316,367	4,645,080
Natural Gas Partners X, L.P.[b]	2,173,125	2,237,905
Natural Gas Partners XI, L.P.[b]	79,154	47,375
New Horizon Capital III, L.P.[b]	5,413,773	7,864,886
NGP Energy Technology Partners, L.P.[a,b]	755,471	191,444
NGP Energy Technology Partners II, L.P.[b]	4,519,301	4,488,149
NGP Midstream & Resources, L.P.[b]	4,118,751	7,676,885
Northstar Equity Partners III Limited[b,f]	3,093,384	3,255,386
OCM European Principal Opportunities Fund, L.P.[b]	1,894,091	212,213
OCM Mezzanine Fund II, L.P.[b]	472,661	884,100
OIJ 1 Fund[a,b,h]	389,904	66,170
ORBIS Real Estate Fund I, L.P.[a,b]	3,049,087	1,678,480
Orchid Asia IV, L.P.[b]	3,184,934	2,992,823
Parmenter Realty Fund IV, L.P.[b]	2,539,722	2,849,659
Patron Capital III, L.P.[a,b]	4,642,947	3,402,305
Pearlmark Mezzanine Realty Partners III, LLC[b]	4,344,461	3,563,614
Pennybacker II, L.P.[b]	1,909,030	2,271,169
Phoenix Real Estate Fund PTE Limited[a,b,f]	4,412,627	4,795,413
Phoenix Real Estate Fund (T), L.P.[a,b]	972,599	630,628
Pine Brook Capital Partners, L.P.[b]	8,063,040	7,718,148
Private Equity Investment Fund V, L.P.[a,b]	13,140,815	14,859,963
Private Equity Investors Fund IV, L.P.[b]	2,668,984	2,147,393
Quantum Energy Partners IV, L.P.[b]	5,094,971	4,305,831
Quantum Energy Partners V, L.P.[a,b]	8,827,887	8,994,096
Rockwood Capital Real Estate Partners Fund VII, L.P.[b]	4,726,950	2,336,699

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Private Investments — (49.66%) (concluded)	Shares/ Contracts	Cost	Fair Value
Roundtable Healthcare Management III, L.P.[a,b]		$3,976,153	$5,323,298
Roundtable Healthcare Partners II, L.P.[b]		479,486	691,951
Saints Capital VI, L.P.[b]		7,613,029	6,138,516
Sanderling Venture Partners VI Co-Investment Fund, L.P.[b]		605,610	731,596
Sanderling Venture Partners VI, L.P.[a,b]		853,294	1,182,177
SBC Latin America Housing US Fund, L.P.[b]		3,497,146	4,670,465
Sentient Global Resources Fund III, L.P.[a,b]		12,507,019	12,909,534
Sentient Global Resources Fund IV, L.P.[a,b]		4,147,301	3,526,401
Singerman Real Estate Opportunity Fund I, L.P.[b]		2,163,643	2,557,997
Sovereign Capital III, L.P.[a,b]		5,040,124	7,344,426
Square Mile Lodging Opportunity Partners, L.P.[b]		725,158	800,927
Square Mile Partners III, L.P.[b]		3,308,076	3,062,858
Sterling Capital Partners II, L.P.[b]		1,685,745	1,324,681
Sterling Group Partners III, L.P.[a,b]		4,071,765	5,156,593
Strategic Value Global Opportunities Fund I-A, L.P.[b]		2,783,079	859,458
Talara Opportunities II, LPa,b		612,106	558,341
TDR Capital AS 2013, L.P.[a,b]		6,184,080	11,505,612
Tenaya Capital V, L.P.[b]		3,394,067	3,837,983
The Column Group, L.P.[b]		3,986,343	6,089,342
The Energy and Minerals Group Fund II, L.P.[b]		3,891,331	6,266,436
The Energy and Minerals Group Fund III, L.P.[b]		1,928,786	1,908,317
The Founders Fund III, L.P.[b]		4,713,540	14,584,951
The Founders Fund IV, L.P.[b]		2,655,726	6,260,538
Tiger Global Investments Partners VI, L.P.[a,b]		4,865,045	7,374,595
Tiger Global Investments Partners VII, L.P.[b]		2,073,279	3,709,943
TPF II, L.P.[b]		3,826,003	2,295,525
Trivest Fund IV, L.P.[b]		4,269,077	5,126,475
Trivest Fund V, L.P.[a,b]		1,011,781	968,644
True Ventures III, L.P.[b]		2,100,000	2,361,270
Urban Oil and Gas Partners A-1, L.P.[b]		6,594,199	4,759,000
Urban Oil and Gas Partners B-1, L.P.[b]		2,377,011	2,267,000
VCFA Private Equity Partners IV, L.P.[b]		1,084,090	470,901
VCFA Venture Partners V, L.P.[b]		3,531,440	3,791,848
Voyager Capital Fund III, L.P.[b]		2,391,918	3,527,795
WCP Real Estate Fund I, L.P.[a,b]		1,709,933	1,272,058
Westview Capital Partners II, L.P.[b]		5,170,892	7,533,998
Zero2IPO China Fund II, L.P.[a,b]		4,308,480	5,606,183
Total Investments in Adviser Funds		398,177,204	448,583,240
Investments in Private Companies
Illumitex, Inc., Common Stock[a,b]	1,331,167	1,000,000	—
Illumitex, Inc., Series A-1 Preferred Stock[a,b]	2,404,160	499,369	495,008
Illumitex, Inc., Series X Preferred Stock[a,b]	2,404,160	—	—
Total Investments in Private Companies		1,499,369	495,008
Investment in Private Company Call Options
Illumitex, Inc., Exercise Price $0.03, 10/24/2022[a,b]	553,352	—	—
Total Investment in Private Company Call Options		—	—
Total Private Investments		399,676,573	449,078,248

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (Concluded)

March 31, 2015

Tactical Trading — (5.89%)	Shares	Cost	Fair Value
Investments in Adviser Funds
Black River Commodity MS Fund, L.P.[a,b,d]		$365,201	$189,802
Drawbridge Global Macro Fund, L.P.[a,b,d]		13,962	13,982
Hayman Capital Partners, L.P.[a,b]		18,000,000	17,723,640
Ospraie Special Opportunities Fund, L.P.[a,b,d]		310,426	853,535
Touradji Private Equity Onshore Fund, Ltd.[a,b,d,f]		2,434,902	1,031,148
Total Investments in Adviser Funds		21,124,491	19,812,107
Investments in Exchange Traded Funds
WisdomTree Japan Hedged Equity Fund	607,000	28,273,987	33,457,840
Total Investments in Exchange Traded Funds		28,273,987	33,457,840
Total Tactical Trading		49,398,478	53,269,947
Total Investments in Adviser Funds and Securities (cost $758,675,955)			920,314,505
Short-Term Investments — (1.91%)
Federated Prime Obligations Fund #10, 0.04%[e]	17,327,940	17,327,940	17,327,940
Total Short-Term Investments (cost $17,327,940)			17,327,940
Total Investments (cost $776,003,895) (103.67%)			937,642,445
Liabilities in excess of other assets (3.67%)			(33,178,749)
Partners' capital — (100.00%)			$904,463,696

a  Non-income producing.

b  Adviser Funds and securities that are issued in private placement transactions are restricted as to resale.

c  Securities held in custody by U.S. Bank N.A., as collateral for a credit facility. The total fair value of these investments as of March 31, 2015 was $220,291,935.

d  The Adviser Fund has imposed gates on or has restricted redemptions. The total cost and fair value of these investments as of March 31, 2015 was $86,055,255 and $76,181,525, respectively.

e  The rate shown is the annualized 7-day yield as of March 31, 2015.

f  Domiciled in Cayman Islands

g  Domiciled in Mauritius

h  Domiciled in Japan

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

STATEMENT OF ASSETS, LIABILITIES AND PARTNERS' CAPITAL

March 31, 2015

Assets
Investments in Adviser Funds and securities, at fair value (cost $758,675,955)	$920,314,505
Investments in short-term investments, at fair value (cost $17,327,940)	17,327,940
Cash	127,306
Receivable from redemption of Adviser Funds	16,879,118
Investments in Adviser Funds and securities paid in advance	275,212
Dividends and interest receivable	380
Total assets	$954,924,461
Liabilities and partners' capital
Withdrawals payable	$48,778,618
Management fee payable	795,035
Contributions received in advance	524,848
Professional fees payable	180,000
Accounting and administration fees payable	62,264
Risk management fees payable	50,000
Printing fees payable	25,000
Line of credit fees payable	37,500
Custodian fees payable	7,500
Total liabilities	50,460,765
Partners' capital	904,463,696
Total liabilities and partners' capital	$954,924,461
Commitments and Contingencies (See Note 10)
Components of partners' capital
Capital contributions (net)	$633,840,060
Accumulated net investment income	51,593,429
Accumulated net realized gain	57,391,657
Accumulated net unrealized appreciation on investments	161,638,550
Partners' capital	$904,463,696

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

STATEMENT OF OPERATIONS

For the year ended March 31, 2015

Investment income
Dividends	$43,346,606
Interest	5,311
Other income	19,486
Total investment income	43,371,403
Operating expenses
Management fee	10,065,401
Line of credit fees	862,321
Accounting and administration fees	777,077
Professional fees	466,488
Risk management expense	400,160
Interest expense	146,602
Custodian fees	87,633
Compliance consulting fees	30,000
Printing expense	13,117
Insurance expense	552
Other expenses	135,124
Total operating expenses	12,984,475
Net investment income	30,386,928
Net realized gain and change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange transactions/translations
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	50,630,951
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations	(8,325,397)
Net realized gain and change in unrealized appreciation on investments in Adviser Funds, securities and foreign exchange transactions/translations	42,305,554
Net increase in partners' capital resulting from operations	$72,692,482

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

STATEMENTS OF CHANGES IN PARTNERS' CAPITAL

For the years ended March 31, 2014 and 2015

	General Partner's Capital	Limited Partners' Capital	Total Partners' Capital
Partners' Capital, at March 31, 2013	$—	$1,180,551,075	$1,180,551,075
Capital contributions	—	5,574,614	5,574,614
Capital withdrawals	(5,745,793)	(253,656,911)	(259,402,704)
Net investment income	—	24,959,210	24,959,210
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	—	26,341,562	26,341,562
Net change in unrealized appreciation on investments in Adviser Funds, securities and foreign exchange translations	—	69,241,260	69,241,260
Performance allocation	5,745,793	(5,745,793)	—
Partners' Capital, at March 31, 2014*	$—	$1,047,265,017	$1,047,265,017
Capital contributions	—	1,389,198	1,389,198
Capital withdrawals	(4,611,544)	(212,271,457)	(216,883,001)
Net investment income	—	30,386,928	30,386,928
Net realized gain on investments in Adviser Funds, securities and foreign exchange transactions	—	50,630,951	50,630,951
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations	—	(8,325,397)	(8,325,397)
Performance allocation	4,611,544	(4,611,544)	—
Partners' Capital, at March 31, 2015**	$—	$904,463,696	$904,463,696

*  Including accumulated net investment income of $21,206,501.

**  Including accumulated net investment income of $51,593,429.

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

STATEMENT OF CASH FLOWS

For the year ended March 31, 2015

Cash flows from operating activities:
Net increase in partners' capital resulting from operations	$72,692,482
Adjustments to reconcile net increase in partners' capital resulting from operations to net cash provided by operating activities:
Purchase of Adviser Funds and securities	(81,698,125)
Proceeds from redemptions, sales, or other dispositions of Adviser Funds and securities	270,492,278
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	(50,630,951)
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations	8,325,397
Net sales of short-term investments	1,742,959
Increase in dividends and interest receivable	(22)
Decrease in prepaid assets	479
Decrease in management fee payable	(121,443)
Decrease in professional fees payable	(78,000)
Decrease in risk management fees payable	(25,000)
Decrease in accounting and administration fees payable	(78,498)
Increase in line of credit fees payable	2,500
Decrease in custodian fees payable	(11,925)
Net cash provided by operating activities	220,612,131
Cash flows from financing activities:
Capital contributions	1,813,261
Capital withdrawals	(224,147,483)
Net cash used in financing activities	(222,334,222)
Net change in cash	(1,722,091)
Cash at beginning of year	1,849,397
Cash at end of year	$127,306
Supplement Disclosure of Interest Expense Paid	$146,602
Supplement Disclosure of Line of Credit Fees Paid	$859,821

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2015

1.  ORGANIZATION

Hatteras Master Fund, L.P. (the "Master Fund") was organized as a limited partnership under the laws of the State of Delaware on October 29, 2004 and commenced operations on January 1, 2005. The Master Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company. The Master Fund is managed by Hatteras Funds, LLC (the "Investment Manager"), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Morgan Creek Capital Management, LLC ("MCCM" or the "Sub-Adviser"), a North Carolina limited liability company registered as an investment adviser under the Advisers Act, serves as sub-adviser to the Master Fund. The primary objective of the Master Fund is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments. The Master Fund's secondary objective is to provide capital appreciation with less volatility than that of the equity markets. To achieve its objectives, the Master Fund provides its limited partners (each, a "Limited Partner" and together, the "Limited Partners") with access to a broad range of investment strategies, asset categories, and trading advisers ("Advisers") and by providing overall asset allocation services typically available on a collective basis to larger institutions. The Master Fund invests with each Adviser either by becoming a participant in an investment vehicle operated by such Adviser (each an "Adviser Fund", collectively, the "Adviser Funds") which includes exchange traded funds ("ETFs"), hedge funds, and investment funds.

The Partnership is considered an investment company under the accounting principles generally accepted in the United States of America and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 946, Financial Services — Investment Companies ("ASC 946").

The Master Fund has an appointed Board of Directors (the "Board"), which has the rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Master Fund's business.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.  Basis of Accounting

The Master Fund's accounting and reporting policies conform with accounting principles generally accepted within the United States of America ("GAAP").

b.  Cash

Cash includes short-term interest bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

c.   Valuation of Investments

The Master Fund's valuation procedures have been approved by the Master Fund's Board. The valuation procedures are implemented by the Master Fund's Investment Manager and Sub-Adviser and the third party administrator, which report to the Board. For third-party information, the Master Fund's administrator monitors and reviews the methodologies of the various pricing services employed by the Master Fund.

Investments held by the Master Fund include:

•  Investments in Adviser Funds — The Master Fund will value interests in the Adviser Funds at fair value, using the net asset value ("NAV") as a practical expedient, as provided by the investment managers of such Adviser Funds. These Adviser Funds value their underlying investments in accordance with policies established by such Adviser Funds, which ordinarily will be the value determined by their respective investment managers, in accordance with the Master Fund's valuation procedures. Investments in Adviser Funds are subject to the terms of the Adviser Funds' offering documents. Valuations of the Adviser Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Adviser Funds' investment managers as required by the Adviser Funds' offering documents. If the Investment Manager and Sub-Adviser determine that the most recent value reported by any Adviser Fund does not represent fair value or if any Adviser Fund fails to report a value to the Master Fund, a fair value determination is made under the Master Fund's valuation procedures under the general supervision of the Board. While these valuations are intended to estimate the value the Master Fund might reasonably expect to receive upon the current sale of the Adviser Funds in the ordinary course of business, such values may differ from the value that the Master Fund would actually realize if the Adviser Funds were sold.

  The interests of some Adviser Funds, primarily investments in private equity funds, may be valued based on the best information available at the time the Master Fund's net asset value is calculated. The Investment Manager and Sub-Adviser have established procedures for reviewing the effect on the Master Fund's net asset value due to the timing of the reported value of interests received for certain Adviser Funds. The Master Fund is not able to obtain complete investment holding details of each of the Adviser Funds

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c.  Valuation of Investments (continued)

held within the Master Fund's portfolio in order to determine whether the Master Fund's proportional share of any investments held by the Adviser Funds exceed 5% of the partners' capital of the Master Fund as of March 31, 2015.

•  Investments in Exchange Traded Funds and Mutual Funds — Securities traded on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price, at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined.

•  Investments in Private Companies — Investments for which observable market prices in active markets do not exist are reported at fair value, as determined in good faith by the Investment Manager. Fair value is based on the best information available and is determined by reference to information including, but not limited to, the following: projected sales, net earnings, earnings before interest, taxes, depreciation and amortization ("EBITDA"), balance sheets, public or private transactions, valuations for publicly traded comparable companies, recent round of financing in the company's stock, and/or other measures, and consideration of any other pertinent information including the types of securities held and restrictions on disposition. The amount determined to be fair value may incorporate the Investment Manager's own assumptions (including appropriate risk adjustments for nonperformance and lack of marketability). The methods used to estimate the fair value of private companies include: (1) the market approach (whereby fair value is derived by reference to observable valuation measures for comparable companies or assets — e.g., multiplying a key performance metric of the investee company or asset, such as projected revenue or EBITDA, by a relevant valuation multiple observed in the range of comparable companies or transactions — adjusted by the Investment Manager for differences between the investment and the referenced comparables and in some instances by reference to option pricing models or other similar methods), (2) the income approach (e.g., the discounted cash flow method), and (3) cost for a period of time after an acquisition (where such amount is determined by the Investment Manager to be the best indicator of fair value). These valuation methodologies involve a significant degree of judgment. While these valuations are intended to estimate the value the Master Fund might reasonably expect to receive upon the current sale of investments in private companies in the ordinary course of business, such values may differ from the value that the Master Fund would actually realize if the investments in private companies were sold.

•  Investments in Options — Options contracts give the Master Fund the right, but not the obligation, to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. For the year ended March 31, 2015, the Master Fund held options that were granted from one of the Master Fund's private companies. Options are valued by the Investment Manager and Sub-Adviser using an option pricing model. At March 31, 2015, the fair value of options held by the Master Fund was $0 as set forth in the Schedule of Investments. For the year ended March 31, 2015, the effect of options on the Master Fund's Statement of Operations was a change in unrealized appreciation/depreciation in the amount of $0. During the year ended March 31, 2015, no other derivatives were held by the Master Fund.

The Master Fund classifies its assets and liabilities that are reported at fair value, not valued using NAV as the practical expedient into three levels based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date.

The three-tier hierarchy distinguishes between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs may be used in determining the value of the Master Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices (unadjusted) in active markets for identical assets and liabilities.

•  Level 2 — Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly.

•  Level 3 — Inputs to the valuation methodology are unobservable and significant to the fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

In April 2015, Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), modifying Accounting Standards Codification ("ASC") 820 Fair Value Measurement. The Master Fund has elected to early adopt and retrospectively apply ASU 2015-07. The impact of the early adoption of ASU 2015-07 has been reflected in the notes to the financial statements. Prior to this, investments valued using the practical expedient were categorized within the fair value hierarchy on the basis of whether the investment is redeemable with the investee at net

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c.  Valuation of Investments (continued)

asset value on the measurement date, never redeemable with the investee at net asset value, or redeemable with the investee at net asset value at a future date. As a result of adopting ASU 2015-07, investments in Adviser Funds with a fair value of $886,413,425 are excluded from the fair value hierarchy as of March 31, 2015.

The retroactive application of ASU 2015-07 results in the exclusion of any adviser fund valued using NAV as practical expedient from the investment roll forward included in the March 31, 2014 audited financial statements.

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Absolute Return	$—	$—	$—	$36,691,528	$36,691,528
Enhanced Fixed Income	—	—	—	65,228,778	65,228,778
Opportunistic Equity	—	—	—	316,046,004	316,046,004
Private Investments	—	—	495,008	448,583,240	449,078,248
Tactical Trading	33,457,840	—	—	19,812,107	53,269,947
Short-Term Investment	17,327,940	—	—	—	17,327,940
Total	$50,785,780	$—	$495,008	$886,361,657	$937,642,445

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

Level 3 Investments	Balance as of March 31, 2014	Transfers out of Level 3 into Level 2*	Transfers Between Investment Categories*	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Gross Purchases	Proceeds from Redemptions\ Gross Sales	Balance as of March 31, 2015
Private Investments	$206,025	$—	$—	$—	$288,983	$—	$—	$495,008
Total Level 3 Investments	$206,025	$—	$—	$—	$288,983	$—	$—	$495,008

*  Transfers are represented by their balance as of April 1, 2014.

Transfers into and out of all Levels are represented by their balances as of the beginning of the reporting period.

The net realized gain (loss) and change in unrealized appreciation/(depreciation) in the table above are reflected in the accompanying Statement of Operations. The change in unrealized appreciation/(depreciation) from Level 3 investments held at March 31, 2015 is $288,983.

Adjustments to the NAV provided by the investment manager or administrator of the Adviser Funds would be considered if the practical expedient NAV was not as of the Master Fund's measurement date; it was probable that the Adviser Fund would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Master Fund's valuation procedures that the Adviser Fund is not being reported at fair value. No adjustments were made to the NAV provided by the investment manager or administrator of the Adviser Funds.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2015:

Type of Level 3 Investment	Fair Value as of March 31, 2015	Valuation Techniques	Unobservable Input
Preferred Stock
Private Investments	$495,008	Current value method	Recent round of financing
Total Level 3 Investments	$495,008

The significant unobservable inputs used in the fair value measurement of the Master Fund's Private Investment shares are based on the portfolio company's most recent round of financing. If the financial condition of these companies was to deteriorate, or if market comparables were to fall, the value of the stock in these private companies held by the Master Fund would be lower.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c.  Valuation of Investments (continued)

Investment Category	Investment Strategy	Fair Value (in 000's)	Unfunded Commitments (in 000's)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions Terms*
Opportunistic Equity(a)	Investments in global equity markets and strategies involving specific market sectors, such as financial, technology, public real estate and public energy.	$316,046	N/A	Indefinite life	Weekly-Annually	10-95	0-3 years
Enhanced Fixed Income(b)	Investments in non-traditional fixed income securities, including distressed debt strategies.	$65,229	N/A	Indefinite life	Quarterly-Annually	30-90	0-3 years
Absolute Return(c)	Investments in a variety of securities with the intent of profiting from relative changes in the price of a set of securities, currencies or commodities.	$36,692	N/A	Indefinite life	Quarterly-Annually	45-90	0-2 years;
Tactical Trading(d)	Investments in commodities, currencies, global bonds and international stock indices, with low correlation to the equity markets.	$19,812	N/A	Indefinite life	Quarterly	0-45	0-10 years
Private Investments(e)	Investments in Private Equity, Private Real Estate, Private Energy and Natural Resources, generally through private partnerships or direct investments.	$448,583	$89,565	Up to 10 years with extensions available after the stated termination date	N/A	N/A	N/A

*  The information summarized in the table above represents the general terms for the specified asset class. Individual Adviser Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Adviser Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

  The Master Fund's investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security and for Adviser Funds, would generally be the net asset value as provided by the Adviser Fund or its administrator. For each of the categories below, the fair value of the Adviser Funds has been estimated using the net asset value of the Adviser Funds.

a  This category includes Adviser Funds that predominantly invest in all global markets, including the U.S. domestic markets, and predominantly invest in equity securities. While the Opportunistic Equity investment strategy consists of Adviser Funds that trade predominantly in equity securities, certain of the Advisers chosen may additionally invest all or a portion of the Advisers Fund in debt or other instruments.

b  This category includes Adviser Funds that invest primarily in high yield debt, distressed securities, structured credit, and opportunistic credit (including, among other things, in emerging markets).

c  This category is defined as having a relatively low or negative correlation to the equity markets. In addition, certain strategies within the Absolute Return investment strategy may have less volatility through the use of arbitrage based strategies and hedging tools (e.g., "market" puts and calls, etc.). The Absolute Return investment strategy includes Adviser Funds that invest using Event Driven Arbitrage, Convertible Arbitrage, Merger Arbitrage, Fixed Income Arbitrage, Volatility Arbitrage and Statistical Arbitrage.

d  This category includes Adviser Funds who engage in directional trading strategies. Some of the Tactical Trading strategies incorporate equity assets as well as currencies, commodities and debt instruments. Commodity Trading Advisors (CTAs) are included in the Tactical Trading investment strategy. Historically, the Tactical Trading investment strategy has a relatively low correlation to the equity markets. Global Macro/Managed Futures strategies are generally categorized as either discretionary or systematic in nature and may assume aggressive investment postures with respect to position concentrations, use of leverage, portfolio turnover, and the various investment instruments used.

e  This category invests in three sub-strategies (Private Equity, Private Real Estate and Private Energy and Natural Resources). Private Equity investing seeks to generate capital appreciation through investments in private companies in need of capital. Private Equity seeks to profit from, among other things,

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c.  Valuation of Investments (concluded)

the inefficiencies inherent in these markets though valuation and due diligence analysis of available business opportunities. Private Real Estate strategy consists generally of investing in Adviser Funds that are private partnerships that make direct investments in (i) existing or newly constructed income-producing properties, including office, industrial, retail, and multi-family residential properties, (ii) raw land, which may be held for development or for the purpose of appreciation, and/or (iii) timber (whether directly or through a REIT or other Adviser Fund). The Private Energy and Natural Resources strategy consists generally of investing in Adviser Funds that are private partnerships that make direct investments in private or (sometimes) publicly traded energy companies.

d.  Investment Income

Interest income is recorded when earned. Dividend income is recorded on the ex-dividend date, except that certain dividends from private equity investments are recorded as soon as the information is available to the Master Fund. Investments in short-term investments, mutual funds, private companies and exchange traded funds are recorded on a trade date basis. Investments in Adviser Funds are recorded on a subscription effective date basis, which is generally the first day of the calendar month in which the investment is effective. Realized gains and losses on Adviser Fund and security redemptions are determined on identified cost basis. Return of capital or security distributions received from Adviser Funds and securities are accounted for as a reduction to cost.

e.  Foreign Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

f.  Master Fund Expenses

The Master Fund will bear all expenses incurred, on an accrual basis, in the business of the Master Fund, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Master Fund's account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for data and software providers; costs of insurance; registration expenses; directors' fees; interest expenses and commitment fees on credit facilities; and expenses of meetings of the Board. Risk management expense includes expenses incurred by the Master Fund for third party valuation services, independent due diligence reviews of Adviser Funds, and other analytical and risk mitigation services provided to the portfolio.

g.  Income Taxes

The Master Fund is treated as a partnership for federal income tax purposes and therefore is not subject to U.S. federal income tax. For income tax purposes, the individual partners will be taxed upon their distributive share of each item of the Master Fund's profit and loss.

The Master Fund files tax returns as prescribed by the tax laws of the jurisdiction in which it operates. In the normal course of business, the Master Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. For the years ended December 31, 2011 through December 31, 2014 the Master Fund is open to examination by major tax jurisdictions under the statute of limitations.

The Master Fund has reviewed any potential tax positions as of March 31, 2015 and has determined that it does not have a liability for any unrecognized tax benefits or expense. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Master Fund did not incur any material interest or penalties. Due to the timing of tax information received from the Adviser Funds, tax basis reporting is not available as of the balance sheet date.

h.  Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in Partners' Capital from operations during the reporting period. Actual results could differ from those estimates.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

3.  ALLOCATION OF PARTNERS' CAPITAL

Net profits or net losses of the Master Fund for each Allocation Period (as defined above) will be allocated among and credited to or debited against the capital accounts of the Limited Partners. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month; (2) the last day of each taxable year; (3) the day preceding each day on which interests are purchased; (4) the day on which interests are repurchased; (5) the day preceding the day on which a substituted Limited Partner is admitted to the Master Fund; or (6) the day on which any amount is credited to or debited from the capital account of any Limited Partner other than an amount to be credited to or debited from the capital accounts of all Limited Partners in accordance with their respective investment percentages.

4.  REPURCHASE OF LIMITED PARTNERS' INTERESTS

The Board may, from time to time and in its sole discretion, cause the Master Fund to repurchase interests from Limited Partners pursuant to written tenders by Limited Partners at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase interests, the Board will consider, among other things, the recommendation of the Investment Manager and Sub-Adviser. The Investment Manager and Sub-Adviser generally recommend to the Board that the Master Fund offer to repurchase interests from Limited Partners on a quarterly basis as of the valuation date at the end of each calendar quarter. The Master Fund will not offer repurchases of interests of more than 20% of its net asset value in any quarter. The Master Fund does not intend to distribute to the Limited Partners any of the Master Fund's income, but generally expects to reinvest substantially all income and gains allocable to the Limited Partners.

5.  MANAGEMENT FEES, PERFORMANCE ALLOCATION, AND RELATED PARTY TRANSACTIONS

Effective June 30, 2014, upon the approval of the Limited Partners, MCCM became the Sub-Adviser to the Master Fund. The Adviser and Sub-Adviser are responsible for providing day-to-day investment management services to the Master Fund, subject to the ultimate supervision of and any policies established by the Board, pursuant to the terms of the sub-advisory agreement among the Master Fund, the Investment Manager and MCCM (the "MCCM Agreement") and the investment management agreement between the Master Fund and the Investment Manager (the "Advisory Agreement"). Under the MCCM Agreement and the Advisory Agreement (together, the "Investment Management Agreements"), the Investment Manager and Sub-Adviser are responsible for developing, implementing and supervising the Master Fund's investment program. In consideration for the advisory and other services provided by the Investment Manager, the Master Fund pays the Investment Manager a management fee (the "Management Fee") equal to 1.00% on an annualized basis of the aggregate value of its partners' capital determined as of the last day of the month (before giving effect to any repurchase of interests in the Master Fund).

The Master Fund does not pay MCCM a sub-advisory fee directly. Under the MCCM Agreement, MCCM is entitled to receive a percentage of the Management Fee received by the Investment Manager.

The Investment Manager is allocated a performance allocation payable annually equal to 10% of the amount by which net new profits of the limited partner interests of the Master Fund exceed the non-cumulative "hurdle amount," which is calculated as of the last day of the preceding calendar year of the Master Fund at a rate equal to the yield-to-maturity of the 90-day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the last calendar year (the "Performance Allocation"). The Performance Allocation is made on a "peak to peak", or "high watermark" basis, which means that no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered. Pursuant to the MCCM Agreement, MCCM is entitled to a percentage of the Performance Allocation the General Partner receives from the Master Fund. For the year ended March 31, 2015, the General Partner recorded a Performance Allocation of $4,611,544. Of this amount, $3,432,318 was earned for the period from April 1, 2014 to December 31, 2014 and allocated to the General Partner account. For the period from January 1, 2015 to March 31, 2015, $1,179,226 was accrued, but not allocated to the General Partner, and is included in Withdrawals Payable on the Statement of Assets, Liabilities and Partners' Capital.

Each member of the Board who is not an "interested person" of the Master Fund ("Independent Director"), as defined by the 1940 Act, receives an annual retainer of $30,000. All Board members are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.

6.  ACCOUNTING, ADMINISTRATION, AND CUSTODIAL AGREEMENT

In consideration for accounting, administrative, and recordkeeping services, the Master Fund pays UMB Fund Services, Inc. (the "Administrator") an administration fee based on the month-end partners' capital of the Master Fund. The Administrator also provides regulatory administrative services, transfer agency functions, and shareholder services at an additional cost. For the year ended March 31, 2015, the total accounting and administration fees were $777,077.

UMB Bank, N.A. serves as custodian of the Master Fund's assets and provides custodial services for the Master Fund, except for collateral held for the Master Fund's credit facility, as described below in Note 8.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

7.  INVESTMENT TRANSACTIONS

Total purchases of Adviser Funds and securities for the year ended March 31, 2015 amounted to $88,108,045. Total proceeds from redemptions, sales, or other dispositions of Adviser Funds and securities for the year ended March 31, 2015 amounted to $263,129,599. The cost of investments in Adviser Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Adviser Funds. The Master Fund relies upon actual and estimated tax information provided by the Adviser Funds as to the amounts of taxable income allocated to the Master Fund as of March 31, 2015.

The Master Fund invests substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods.

8.  CREDIT FACILITY

The Master Fund maintains a credit facility (the "Facility") with a maximum borrowing amount of $120,000,000 which is secured by certain interests in Adviser Funds. A fee of 75 basis points per annum is payable monthly in arrears on the unused portion of the Facility, while the interest rate charged on borrowings is the 3-month London Interbank Offer Rate plus a spread of 190 basis points. Collateral for the new facility is held by U.S. Bank N.A. as custodian. Interest and fees incurred for the year ended March 31, 2015 are disclosed in the accompanying Statement of Operations. At March 31, 2015, the Master Fund had $37,500 payable on the unused portion of the Facility and there was no outstanding payables for interest on borrowings. The average interest rate, the average daily balance, and the maximum balance outstanding for borrowings under the Facility for the year ended March 31, 2015 was 2.14%, $470,186, and $35,000,000, respectively. During the year ended March 31, 2015 a total of $22,096,998 was borrowed from the Facility all of which was repaid prior to March 31, 2015. There was no outstanding borrowing at March 31, 2015.

9.  INDEMNIFICATION

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund's maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10.  COMMITMENTS

As of March 31, 2015, the Master Fund had outstanding investment commitments to Adviser Funds totaling approximately $89,565,437. Four Adviser Funds in the Private Investment Strategy have commitments denominated in Euros, two Adviser Funds have commitments denominated in Pound Sterling, and one Adviser Fund has commitments denominated in Japanese Yen. At March 31, 2015, the unfunded commitments for these Adviser Funds totaled €2,983,760 EUR, £1,153,261 GBP and ¥181,313,340 JPY, respectively. At March 31, 2015, the exchange rate used for the conversion was 0.93184 USD/EUR, 0.67488 USD/GBP and 119.72 JPY/USD. The U.S. Dollar equivalent of these commitments is included in the Master Fund's total unfunded commitment amount.

11.  RISK FACTORS

An investment in the Master Fund involves significant risks, including leverage risk, interest rate risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund generally does not employ leverage. However, certain Adviser Funds may employ leverage, either synthetically or through borrowed funds, which can enhance returns or increase losses on smaller changes in the value of an underlying investment. Adviser Funds that invest in fixed income securities may be subject to interest rate risk, where changes in interest rates affect the value of the underlying fixed income investment. The Master Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. Investments in the Adviser Funds may be restricted from early redemptions or subject to fees for early redemptions as part of contractual obligations agreed to by the Investment Manager on behalf of the Master Fund. Adviser Funds may have initial lock-up periods, the ability to suspend redemptions, or employ the use of side pockets, all of which may affect the Master Fund's liquidity in the respective Adviser Fund.

Adviser Funds generally require the Master Fund to provide advanced notice of its intent to redeem the Master Fund's total or partial interest and may delay or deny a redemption request depending on the Adviser Funds' governing agreements. Interests in the Master Fund provide limited liquidity since Limited Partners will not be able to redeem interests on a daily basis because the Master Fund is a closed-end fund. Therefore, investment in the Master Fund is suitable only for investors who can bear the risks associated with the limited liquidity of interests and should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Concluded)

As of and for the year ended March 31, 2015

12.  FINANCIAL HIGHLIGHTS

The financial highlights are intended to help an investor understand the Master Fund's financial performance. The total returns in the table represent the rate that a typical Limited Partner would be expected to have earned or lost on an investment in the Master Fund.

The ratios and total return amounts are calculated based on the Limited Partner group taken as a whole. An individual Limited Partner's results may vary from those shown below due to the timing of capital transactions and performance allocation.

The ratios are calculated by dividing total dollars of net investment income or expenses, as applicable, by the average of total monthly Limited Partners' capital.

Total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period.

	For the Years Ended March 31,
	2015	2014	2013	2012	2011
Total return before Performance Allocation	7.43%	11.28%	5.05%	(2.51)%	6.91%
Total return after Performance Allocation	6.97%	10.77%	4.98%	(2.49)%	6.89%
Partners' capital, end of year (000's)	$904,464	$1,047,265	$1,180,551	$1,440,698	$1,528,134
Portfolio turnover	8.78%	19.03%	25.15%	32.68%	25.12%
Ratio of net investment income (loss), excluding Performance Allocation	3.03%	2.19%	0.87%	0.76%	0.43%
Ratio of other operating expenses to average partners' capital	1.19%	1.23%	1.19%	1.20%	1.17%
Ratio of credit facility fees and interest expense to average partners' capital	0.10%	0.09%	0.08%	0.08%	0.10%
Operating expenses, excluding Performance Allocation	1.29%	1.32%	1.27%	1.28%	1.27%
Performance Allocation	0.46%	0.51%	0.07%	(0.02)%[1]	0.02%
Total operating expenses and Performance Allocation	1.75%	1.83%	1.34%	1.26%	1.29%

1  Reversal of accrued Performance Allocation from January 1, 2011 to March 31, 2011.

13.  SUBSEQUENT EVENTS

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no other subsequent events that required adjustment to our disclosure in the financial statements except for the following: effective April 1, 2015 and May 1, 2015, there were additional capital contributions of $615,600 and $0, respectively.

The Investment Manager recommended to the Board that a tender offer in an amount of up to approximately 5.00% of the partners' capital of the Master Fund be made for the quarter ending June 30, 2015 to those partners who elect to tender their interests prior to the expiration of the tender offer period. The Board approved such recommendation and partners in the Master Fund were notified of the tender offer's expiration date on March 20, 2015, and submitted tender requests from April 1, 2015 through the date the financial statements were issued totaling approximately $47,600,008.

*************

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

BOARD OF DIRECTORS

(Unaudited)

The identity of the Board members (each a "Director") and brief biographical information, as of March 31, 2015, is set forth below. The business address of each Director is care of Hatteras Funds, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615. The term of office of each Director is from the time of such Director's election and qualification until his or her successor shall have been elected and shall have qualified, or until he or she is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the Board and may be removed either by a vote of a majority of the Board not subject to the removal vote or of Limited Partners holding not less than two-thirds of the total number of votes eligible to be cast by all of the Limited Partners.

Name & Date of Birth	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
INTERESTED DIRECTORS
David B. Perkins[2] July 18, 1962	President and Chairman of the Board of Directors	Since Inception	President and Trustee, each fund in the Fund Complex (2004 to Present); Chief Executive Officer of Hatteras Funds, LLC (2014 to Present); Founder of Hatteras Investment Partners LLC and its affiliated entities ("Hatteras Funds") in 2003.	19
Peter M. Budko[2] February 4, 1960	Director	Since 2014	Partner, American Realty Capital, an investment advisory firm (2007 to Present); Chief Executive Officer, BDCA Adviser, an investment advisory firm (2010 to Present); Director, ARC Realty Finance Trust, Inc. (2013 to Present); Director, RCS Capital Corp (2013 to Present).	19
INDEPENDENT DIRECTORS
H. Alexander Holmes May 4, 1942	Director; Audit Committee Member	Since Inception	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to Present).	19
Steve E. Moss, CPA February 18, 1953	Director; Audit Committee Member	Since Inception	Principal, Holden, Moss, Knott, Clark & Copley, PA, accountants and business consultants (1996 to Present); Member Manager, HMKCT Properties, LLC (1996 to Present).	19
Gregory S. Sellers May 5, 1959	Director; Audit Committee Member	Since Inception	Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (2009 to Present); Chief Financial Officer and Director, Kings Plush, Inc., a fabric manufacturer (2003 to 2009).	19

1  The "Fund Complex" consists of the Master Fund, Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, Hatteras Alternative Mutual Funds Trust (consisting of five funds), Underlying Funds Trust (consisting of five funds), and HCIM Trust (consisting of one fund).

2  Deemed to be an "interested" Director of the Master Fund because of his affiliations with Hatteras Funds.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

BOARD OF DIRECTORS (Concluded)

(Unaudited)

Name & Date of Birth	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
Joseph E. Breslin November 18, 1953	Director; Audit Committee Member	Since 2013	Private Investor (2009 to Present); Chief Operating Officer, Central Park Credit Holdings, Inc. (2007 to 2009); Chief Operating Officer, Aladdin Capital Management LLC (2005 to 2007).	19
Thomas Mann February 1, 1950	Director; Audit Committee Member	Since 2013	Private Investor (2012 to Present); Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to 2012).	19
Joseph A. Velk May 15, 1960	Director; Audit Committee Member	Since 2014	Managing Member, Contender Capital, LLC, an investment firm (2000 to Present).	19

1  The "Fund Complex" consists of the Master Fund, Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, Hatteras Alternative Mutual Funds Trust (consisting of five funds), Underlying Funds Trust (consisting of five funds), and HCIM Trust (consisting of one fund).

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

FUND MANAGEMENT

(Unaudited)

Set forth below is the name, date of birth, position with the Master Fund, length of term of office, and the principal occupation for the last five years, as of March 31, 2015, of each of the persons currently serving as Executive Officers of the Master Fund. The business address of each officer is care of Hatteras Funds, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615.

Name & Date of Birth	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Officer	Number of Portfolios in Fund Complex[1] Overseen by Officer
OFFICERS
J. Michael Fields July 14, 1973	Secretary of each Fund in the Fund Complex	Since 2008	Mr. Fields is Chief Operating Officer of Hatteras Funds and has been employed by the Hatteras Funds since its inception in September 2003.	N/A
Andrew P. Chica September 7, 1975	Chief Compliance Officer of each Fund in the Fund Complex	Since 2008	Mr. Chica joined Hatteras Funds in November 2007 and became Chief Compliance Officer of Hatteras Funds and each of the Funds in the Fund Complex, in 2008.	N/A
Robert Lance Baker September 17, 1971	Treasurer of each Fund in the Fund Complex	Since 2008	Mr. Baker joined Hatteras Funds in March 2008 and is currently the Chief Financial Officer of Hatteras Funds.	N/A

1  The "Fund Complex" consists of the Master Fund, Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, Hatteras Alternative Mutual Funds Trust (consisting of five funds), Underlying Funds Trust (consisting of five funds), and HCIM Trust (consisting of one fund).

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

OTHER INFORMATION

(Unaudited)

PROXY VOTING

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and the Master Fund's record of actual proxy votes cast during the period ended June 30, 2014 is available at http://www.sec.gov and by calling 1-800-504-9070 and may be obtained at no additional charge.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund's Form N-Q is available, without charge and upon request, on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

HATTERAS CORE ALTERNATIVES FUNDS

6601 Six Forks Road, Suite 340
Raleigh, NC 27615

INVESTMENT MANAGER AND FUND SERVICING AGENT

Hatteras Funds, LLC
6601 Six Forks Road, Suite 340
Raleigh, NC 27615

SUB-ADVISER

Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road
Suite 200
Chapel Hill, NC 27517

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street, 24th Floor
Philadelphia, PA 19103

FUND COUNSEL

Drinker Biddle & Reath LLP
One Logan Square
Suite 2000
Philadelphia, PA 19103

ADMINISTRATOR AND FUND ACCOUNTANT

UMB Fund Services, Inc.
223 Wilmington West Chester Pike, Suite 303
Chadds Ford, PA 19317

CUSTODIANS

UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, MO 64106

U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

DISTRIBUTOR

Hatteras Capital Distributors, LLC
6601 Six Forks Road, Suite 340
Raleigh, NC 27615

HATTERASFUNDS.COM / T: 919.846.2324 / F: 919.846.3433
6601 SIX FORKS ROAD / SUITE 340 / RALEIGH, NC 27615-6520

ITEM 2. CODE OF ETHICS.

(a)  The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)  There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Messrs. Steve E. Moss, H. Alexander Holmes, Gregory S. Sellers, Joseph A. Velk, Joseph E. Breslin, and Thomas Mann are each qualified to serve as audit committee financial experts serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $140,000 for 2014 and $145,600 for 2015.

Audit-Related Fees

(b)  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2015.

Tax Fees

(c)  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2014 and $0 for 2015.

All Other Fees

(d)  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2015.

(e)(1)  Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(e)(2)  The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)  The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)  The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.

(h)  The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

HATTERAS INVESTMENT PARTNERS LLC

(the “Adviser”)

MORGAN CREEK CAPITAL MANAGEMENT, LLC

(“MCCM”, together with the Adviser, the “Investment Managers”)HATTERAS MASTER FUND, L.P.

(the “Master Fund”)

HATTERAS CORE ALTERNATIVES FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI FUND, L.P.

HATTERAS CORE ALTERNATIVES INSTITUTIONAL FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.

(collectively, the “Feeder Funds”, together with the Master Fund, the “Funds”)

PROXY VOTING POLICY

This statement sets forth the policy of the Investment Managers with respect to the exercise of corporate actions and proxy voting authority.

The Master Fund invests substantially all of its assets in adviser accounts and securities of private investment funds (“Adviser Funds”), which include, but are not limited to, private partnerships, limited liability companies or similar entities managed by advisers (commonly referred to as “hedge funds,” “private equity funds” or “private funds”). Investments in Adviser Funds do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Investment Managers and/or the Master Fund may receive notices from such Adviser Funds seeking the consent of holders in order to materially change certain rights within the structure of the security itself or change material terms of the Adviser Funds’ limited partnership agreement, limited liability company operating agreement or similar agreement with investors.  To the extent that the Master Fund receives notices or proxies from Adviser Funds (or receives proxy statements or similar notices in connection with any other portfolio securities), the Master Fund has delegated proxy voting responsibilities with respect to the Master Fund’s portfolio securities to the Investment Managers, subject to the board of directors’ general oversight and with the direction that proxies should be voted consistent with the Master Fund’s best economic interests. In general, the Investment Managers believe that voting proxies in accordance with the policies described below will be in the best interests of the Funds. If an analyst, trader or partner of the Investment Managers believes that voting in accordance with stated proxy-voting guidelines would not be in the best interests of the Funds, the proxy will be referred to the Investment Managers’ Chief Compliance Officers for a determination of how such proxy should be voted.

The Investment Managers will generally vote to support management recommendations relating to routine matters such as the election of directors (where no corporate governance issues are implicated), the selection of independent auditors, an increase in or reclassification of common stock, the addition or amendment of indemnification provisions in the company’s charter or by-laws, changes in the board of directors and compensation of outside directors. The Investment Managers will generally vote in favor of management or shareholder proposals that the Investment Managers believe will maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the company’s board of directors and management and maintain or increase the rights of shareholders.

On non-routine matters, the Investment Managers will generally vote in favor of management proposals for mergers or reorganizations, reincorporation plans, fair-price proposals and shareholder rights plans so long as such proposals are in the best economic interests of the Master Fund.

If a proxy includes a matter to which none of the specific policies described above or in the Investment Managers’ stated proxy-voting guidelines is applicable or a matter involving an actual or potential conflict of interest as described below, the proxy will be referred to the Investment Managers’ Chief Compliance Officers for a determination of how such proxy should be voted.

In exercising its voting discretion, the Investment Managers and their employees will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Investment Managers (or an affiliate of the Investment Managers), any issuer of a security for which the Investment Managers (or an affiliate of the Investment Managers) acts as sponsor, advisor, manager, custodian, distributor, underwriter, broker or other similar capacity or any person with whom the Investment Managers (or an affiliate of the Investment Managers) has an existing material contract or business relationship not entered into in the ordinary course of business (the Investment Managers and such other persons having an interest in the matter being called “Interested Persons”), the Investment Managers will make written disclosure of the conflict to the independent directors of the Master Fund indicating how the Investment Managers propose to vote on the matter and the reasons for doing so. If the Investment Managers do not receive timely written instructions as to voting or non-voting on the matter from the Master Fund’s Independent Directors, the Investment Managers may take any of the following actions which they deem to be in the best interests of the Feeder Fund: (i) engage an independent third party to determine whether and how the proxy should be voted and vote or refrain from voting on the matter as determined by the third party; (ii) vote on the matter in the manner proposed to the Independent Directors if the vote is against the interests of all Interested Persons; or (iii) refrain from voting on the matter.

The voting rights of members of the Master Fund will be substantially similar to those of the limited partners (the “Partners”) of the Feeder Funds. Whenever a Feeder Fund, as a member of the Master Fund, is requested to vote on matters pertaining to the Master Fund, the Feeder Fund will seek voting instructions from its Partners and will vote its Master Fund interest for or against such matters proportionately to the instructions to vote for or against such matters received from its Partners. In the event that a Feeder Fund does not receive voting instructions from its Partners, the portion of that Fund’s Master Fund interest allocable to such Partners will be voted in the same proportions as the portion with respect to which it has received voting instructions.

The Funds are required to file Form N-PX, with their complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year.  Each of the Funds’ Form N-PX filings are available: (i) without charge, upon request, by calling 1-800-390-1560, or (ii) by visiting the SEC’s website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)   Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Investment Committee of the Adviser and MCCM, (the “Investment Committee), who are primarily responsible for the day-to-day portfolio management of the Master Fund as of June 9, 2015:

Name of Investment Committee Member	Title	Length of Time of Service to the Funds	Business Experience During the Past 5 Years	Role of Investment Committee Member

Mark W. Yusko	Chief Investment Officer of the Funds	Since inception

Mr. Yusko has been Chief Investment Officer of the Funds since inception and President and Chief Executive Officer of MCCM since July, 2004. Previously, Mr. Yusko served as President and Chief Executive Officer for UNC Management Co., LLC from January 1998 through July 2004, where he was responsible for all areas of investment management for the UNC Endowment and Affiliated Foundation Funds.

Asset allocation; underlying manager selection; and portfolio construction.

David B. Perkins	Chief Executive Officer of the Investment Manager and President of the Funds	Since inception

Mr. Perkins has been the Chief Executive Officer of Hatteras Funds, LLC from 2014 to present and founded Hatteras Funds and its affiliated entities in September 2003 Prior to that, he was co-founder and Managing Partner of CapFinancial Partners, LLC

Strategic recommendations and portfolio oversight.

Frank A. Burke	Director of Portfolio Management of the Investment Manager	July 9, 2014

Mr. Burke is a Director in the Portfolio Management Group of Hatteras Funds, LLC and has been employed by Hatteras since June 2011. Prior to joining Hatteras Funds, Mr. Burke served as a financial planner from 2008-2011. Prior to that, he was employed at GenSpring Family Offices from 2007-2008 and was an Associate with Calibre Investment Consulting (now known as Abbott Downing) from 2003-2007.

Portfolio management and portfolio construction.

Mike Hennessy	Managing Director of MCCM	Since March 28, 2013	Mr. Hennessy joined the Master Fund’s portfolio management team in March 2013. Mr. Hennessy is a Co-founder of MCCM and serves as the Director of Investments.	Portfolio management

Josh Tilley	Principal of MCCM	Since March 28, 2013	Mr. Tilley joined the Master Fund’s portfolio management team in March 2013. Mr. Tilley is a Principal of Investments at MCCM and one of the founding members of MCCM’s investment team.	Portfolio management

(a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Master Fund and the Feeder Funds, for which the members of the Investment Committee are primarily responsible for the day-to-day portfolio management as of March 31, 2015:

Name of Investment Committee Member	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance

Mark W. Yusko	Registered Investment Companies	2	$140,000,000	0	$0
	Other Pooled Investment Vehicles *	32	$1,700,000,000	28	$1,700,000,000
	Other Accounts	12	$1,300,000,000	7	$600,000,000

David B. Perkins	Registered Investment Companies	3	$35,788,000	2	$25,797,000
	Other Pooled Investment Vehicles *	2	$16,994,000	1	$4,050,000
	Other Accounts	0	$0	0	$0

Frank A. Burke	Registered Investment Companies	1	$9,991,000	0	$0
	Other Pooled Investment Vehicles *	1	$12,994,000	0	$0
	Other Accounts	0	$0	0	$0

Mike Hennessy	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles *	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Josh Tilley	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles *	0	$0	0	$0
	Other Accounts	0	$0	0	$0

*                 The assets in the “Other Pooled Investment Vehicles” section for the designated investment committee member(s) includes committed capital amounts for certain assets.

Potential Conflicts of Interests

Messrs. Yusko, Perkins, Burke, Hennessy and Tilley are responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including unregistered hedge funds and funds of hedge funds. They may manage separate accounts and other pooled investment vehicles which may have materially higher, lower or different fee arrangements than the registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and/or pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The Investment Managers has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner.

To this end, the Investment Managers has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3)    Compensation Structure of Portfolio Manager(s) or Management Team Members

The compensation of the members of the Investment Committee may include a combination of the following: (i) fixed annual salary; (ii) a variable portion of the Management Fee paid by the Master Fund to HIP; and (iii) a variable portion of any Performance Allocation allocated to the General Partner of the Master Fund. The Performance Allocation is equal to 10% of the excess of the new net profits of the partner interests in the Master Fund (calculated and accrued monthly and payable annually and calculated separately for each fund that serves as a feeder fund to the Master Fund) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year.

(a)(4)    Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee in the Fund as of March 31, 2015:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned

Mark W. Yusko	$500,001 to $1,000,000
David B. Perkins	Over $1,000,000
Frank A. Burke	None
Mike Hennessy	None
Josh Tilley	None

(b)       Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)   Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)   Not applicable.

(b)      Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Hatteras Master Fund, L.P.

By (Signature and Title)*	/s/ David B. Perkins
David B. Perkins, President
(principal executive officer)

Date	June 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David B. Perkins
David B. Perkins, President
(principal executive officer)

Date	June 9, 2015

By (Signature and Title)*	/s/ R. Lance Baker
R. Lance Baker, Treasurer
(principal financial officer)

Date	June 9, 2015

* Print the name and title of each signing officer under his or her signature.